                                                                  Exhibit 10.18

                               SUBLEASE AGREEMENT

         This Sublease Agreement ("Sublease") dated for reference purposes only, September 17, 1997, by and between McAFEE ASSOCIATES, INC., a Delaware corporation, with its principal offices at 2805 Bowers Avenue, Santa Clara, California 94051 ("SUBLANDLORD"), and Integrated Technology Express, Inc., a California corporation, with its principal business offices at 2388 Walsh Avenue, Santa Clara, California 95054 ("SUBTENANT").

                                    RECITALS

A. Whereas, John Arrillaga Trustee or his Successor Trustee, UTA dated 7/20/77 (Arrillaga Family Trust) as amended, and Richard T. Peery, Trustee, or his Successor Trustee UTA dated 7/20/77 (Richard T. Peery Separate Property Trust) as amended, hereinafter called "MASTER LANDLORD", and SUBLANDLORD have entered into that certain Lease Agreement dated May 10, 1993, as amended by AMENDMENT NO. 1 TO LEASE dated September 27, 1995, hereinafter ("Master Lease"), a copy of which is attached hereto as EXHIBIT A, pursuant to which SUBLANDLORD, as Tenant, has leased from MASTER LANDLORD, as Landlord, the building ("Building") and other real property ("Property") located at 2710 Walsh Avenue, Suite 200 ("Premises"), Santa Clara, California.

B. Whereas the Lease Agreement dated May 10, 1993 was amended by that certain AMENDMENT NO 1 TO LEASE dated September 27, 1995, which among other terms and conditions extended the term of said Lease Agreement and increased the Leased Premises to include Suite 100 (21,636 square feet), and Suite 300 (9,798 square feet) for a total of 100% of the Building (45,000 square feet).

C. Whereas, SUBLANDLORD desires to lease to SUBTENANT a portion of said Premises (Suite 100) leased by MASTER LANDLORD to SUBLANDLORD, and SUBTENANT desires to lease a portion of said Premises (Suite 100) from SUBLANDLORD, and agrees to execute MASTER LANDLORD'S Standard Consent to Sublease Agreement.

D. Whereas, MASTER LANDLORD desires to consent to this Sublease by executing its standard Consent to Sublease agreement (by all of the Parties hereto), whereby MASTER LANDLORD approves, agrees and acknowledges said Sublease Agreement between SUBTENANT and SUBLANDLORD according to the terms and conditions set forth herein, and as contained in said Consent to Sublease Agreement.

         Therefore, SUBLANDLORD and SUBTENANT agree as follows:

1. PREMISES. Subject to the terms, conditions, and covenants set forth in this Sublease, SUBLANDLORD hereby leases to SUBTENANT and SUBTENANT hereby leases from SUBLANDLORD, approximately 21,636 sq.ft. in the Building commonly known as 2710 Walsh Avenue, Suite 100, Santa Clara, CA ("Premises"). The entire Building, of which the Premises is a part, is shown as outlined in yellow on EXHIBIT B, attached which by this reference is incorporated herein.

2.       TERM. The term of this Sublease shall be for a period of thirty-nine
         (39) months commencing on October 1, 1997 ("Commencement Date"), with Basic Rent due and payable upon the Commencement Date.

         The Sublease will expire on December 31, 2000, unless sooner terminated pursuant to any provision hereof, or by breach of the terms and conditions of this Sublease.

         If for any reason, except as provided for below, SUBLANDLORD has not delivered possession of the Premises to SUBTENANT by October 1, 1997, this Sublease shall not be void or voidable, nor shall SUBLANDLORD be liable to SUBTENANT for any loss or damage resulting therefrom but in such event SUBTENANT shall not be obligated to pay rent until the date that SUBLANDLORD delivers possession of the Premises and the Commencement Date of this Sublease shall be revised to conform to such date. Notwithstanding the foregoing sentence, SUBLANDLORD shall not be responsible for any delays whatsoever caused by or due to the fault of MASTER LANDLORD, or any such delays which may be caused by, due to, or occur in connection with obtaining MASTER LANDLORD'S consent to this Sublease.

         Notwithstanding the preceding paragraph, if either possession of the Premises or MASTER LANDLORD'S written consent to this Sublease has not been delivered to SUBTENANT by November 1, 1997, then either party may, in its sole and absolute discretion, terminate this Sublease by written notice to the other Party which shall be given on or before

         November 10, 1997 and upon such termination, SUBLANDLORD shall promptly return all prepaid rent and Security Deposits to SUBTENANT.

3. BASIC RENT. SUBTENANT shall pay to SUBLANDLORD all Basic Rent for the Premises according to the following schedule:


         Months                                       Basic Monthly Rental
         ------                                       --------------------
         October 1, 1997 - December 31, 1997             $23,799.60
         January 1, 1998 - April 30, 1998                $24,881.40
         May 1, 1998 - December 31, 1998                 $32,454.00
         January 1, 1999 - December 31, 1999             $32,454.00
         January 1, 2000 - December 31, 2000             $33,535.80


         All such Basic Rent shall be payable in advance on the first day of each calendar month during the Term. SUBTENANT shall deposit with SUBLANDLORD upon execution of this Sublease the sum of Twenty Three Thousand Seven Hundred Ninety Nine and 60/100 Dollars ($23,799.60) as Basic Rent for the first month that Basic Rent is due under this Sublease, namely October 1, 1997 through October 31, 1997. In addition to said Basic Rent, SUBTENANT shall pay its share of all charges, costs and expense obligations defined as Additional Rent as set forth in Paragraph 4D, 44, and 46 of said MASTER LEASE, excluding any penalties, interest, damages, costs or expenses resulting from a default of SUBLANDLORD. All Basic and Additional Rent ("Rent") shall be paid to SUBLANDLORD at its address indicated above, or at any other place designated by SUBLANDLORD. Rent shall be payable without notice or demand and without any deduction, offset, or abatement, except that Rent shall abate for any portion of the Premises for which Rent abates under the Master Lease. Rent payable for any portion of a calendar month shall be a pro rata portion of the installment payable for a full calendar month.

4. SECURITY DEPOSIT. Concurrently with SUBTENANT'S execution of this Sublease, SUBTENANT shall deposit with SUBLANDLORD the sum of One Hundred Thousand and 00/100 Dollars ($100,000.00). Said sum shall be held by SUBLANDLORD as a Security Deposit for the faithful performance by SUBTENANT of all the terms, covenants and conditions of this Sublease to be kept and performed by SUBTENANT during the term hereof. If SUBTENANT defaults with respect to any provision of this Sublease, including, but not limited to, the provisions relating to the payment of Rent and any of the monetary sums due herewith, SUBLANDLORD may (but shall not be required to) use, apply or retain all or any part of this Security Deposit for the payment of any other amount which SUBLANDLORD may spend by reason of SUBTENANT'S default or to compensate SUBLANDLORD for any other loss or damage which SUBLANDLORD may suffer by reason of SUBTENANT'S default. If any portion of said Deposit is so used or applied, SUBTENANT shall, within ten (10) days after written demand therefor, deposit cash with SUBLANDLORD in that amount sufficient to restore the Security Deposit to its original amount. SUBTENANT'S failure to do so shall be a material breach of this Sublease. SUBLANDLORD shall not be required to keep this Security Deposit separate from its general funds, and SUBTENANT shall not be entitled to interest on such Deposit. If SUBTENANT fully and faithfully performs every provision of this Sublease to be performed by it, the Security Deposit or any balance thereof shall be returned to SUBTENANT (or at SUBLANDLORD's option, to the last assignee of SUBTENANT'S interest hereunder) at the expiration of the Sublease term and after SUBTENANT has vacated the Premises. In the event of termination of SUBLANDLORD's interest in this Sublease, SUBLANDLORD shall transfer said Deposit to SUBLANDLORD's successor in interest whereupon SUBTENANT agrees to release SUBLANDLORD from liability for the return of such Deposit or the accounting therefore.

         In the event that SUBTENANT complies with the all terms and conditions of this Sublease and pays Rent and Additional Rent to SUBLANDLORD when due throughout the initial 12 months of the Sublease Term SUBLANDLORD agrees to return one-half of the Security Deposit equal to the sum of Fifty Thousand Dollars ($50,000.00), provided that, SUBTENANT is not then currently in default with any provision of this Sublease. The remaining balance of the Security Deposit shall then be Fifty Thousand and 00/100 Dollars ($50,000.00).

5. USE. SUBTENANT shall use the Premises only for general offices, research and development, storage and for no other purposes. SUBTENANT shall not permit the Premises or any part thereof to be used for any purpose or use in violation of any law or ordinance, or of the regulation of any governmental authority, or in any manner that will constitute a nuisance. SUBTENANT shall not allow any use in violation of any existing restriction on the Premises. SUBTENANT shall conform its use of the Premises in every respect to all laws, statutes, ordinances, and regulations now enforced or hereafter enacted affecting the use of occupancy of the Premises.

6. ACCEPTANCE OF PREMISES. SUBTENANT acknowledges that the Premises contain certain existing tenant improvements with which SUBTENANT is familiar. SUBTENANT agrees that its act of taking possession of the Premises will constitute its acknowledgment and acceptance that the Premises are in rentable and good condition, and that SUBLANDLORD makes no representation or warranty of any kind whatsoever as to the condition or repair of the Premises. Except as provided for in Section
         6.1 below, SUBTENANT acknowledges and hereby agrees that SUBTENANT is Subleasing the Subject Premises strictly on an "as is" basis, and that SUBLANDLORD makes no representation or warranty relating to the suitability of the Premises for SUBTENANT'S intended use, or whether said Premises are in compliance with all applicable building codes, governmental laws, statutes, ordinances and regulations (e.g. ADA and Title 24 statutes and laws).

         6.1 SUBLANDLORD shall professionally clean the carpet and VCT areas, paint all interior walls, repair damaged walls, clean windows (interior and exterior), and deliver the Premises to SUBTENANT with all building utility systems in good working condition.

7.       INCORPORATION OF MASTER LEASE, ASSUMPTION, TERMINATION OF MASTER LEASE.

         7.1 This Sublease is expressly subject and subordinate to the terms and conditions of "The Master Lease" attached hereto as Exhibit A. Subject and except for paragraphs 2, 4A., 4F., 39, 40, 41, and 49 of the Master Lease, and all provisions contained in AMENDMENT NO. 1 TO LEASE (except for paragraphs 1 and 2 of AMENDMENT NO. 1) as they apply to this Sublease, or as otherwise provided herein, all terms and conditions of the Master Lease are incorporated herein and are deemed a part of this Sublease. Subject to Section 9 herein, references to Landlord and Tenant in the Master Lease shall, for purposes of this Sublease, be deemed to refer to both MASTER LANDLORD and SUBLANDLORD, and SUBTENANT, respectively, and reference to the Premises shall refer to the Sublet Premises.

         7.2 Except as otherwise provided herein, SUBTENANT hereby expressly assumes and agrees to perform and comply with all obligations required to be kept or performed by SUBLANDLORD pursuant to the provisions of the Master Lease with respect to the Premises. SUBTENANT shall not commit or permit to be committed on the Premises any act or omission which shall violate any term or condition of the Master Lease. SUBTENANT agrees to indemnify, defend, hold harmless SUBLANDLORD from any and all claims, damages, costs, and expenses (including reasonable attorney's fees) with respect to SUBTENANT'S non performance or non observance of any such term and condition.

         7.3 If the Master Lease is terminated, this Sublease shall terminate simultaneously and the SUBLANDLORD and SUBTENANT shall thereafter be released from all obligations under this Sublease accruing thereafter (except that SUBTENANT shall have all of its rights and remedies against SUBLANDLORD if the Master Lease is terminated as a result of a default by SUBLANDLORD thereunder, and SUBLANDLORD shall refund to SUBTENANT any unreturned Rent paid in advance, except as otherwise provided in this Sublease).

         7.4 If MASTER LANDLORD and SUBLANDLORD jointly and voluntarily elect, for any reason whatsoever, to terminate the Master Lease prior to the scheduled Master Lease termination date, then this Sublease (if then still in effect) shall terminate concurrently with the termination of the Master Lease. SUBTENANT expressly acknowledges and agrees that (1) the voluntary termination of the Master Lease by MASTER LANDLORD and SUBLANDLORD and the resulting termination of this Sublease shall not give SUBTENANT any right or power to make any legal or equitable claim against MASTER LANDLORD, including without limitation any claim for interference with contract or interference with prospective economic advantage, and (2) SUBTENANT hereby waives any and all rights it may have under law or at equity against MASTER LANDLORD to challenge such an early termination of the Sublease, and unconditionally releases and relieves MASTER LANDLORD, and its officers, directors, employees and agents, from any and all claims, demands, and/or causes of action whatsoever (collectively, "Claims"), whether such matters are known or unknown, latent or apparent, suspected or unsuspected, foreseeable or unforeseeable, which SUBTENANT may have arising out of or in connection with any such early termination of this Sublease. SUBTENANT knowingly and intentionally waives any and all protection which is or may be given by Section 1542 of the California Civil Code provides as follows: "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with debtor."

                  The term of this Sublease is therefore subject to early termination. SUBTENANT'S initials herebelow evidence (a) SUBTENANT'S consideration of and agreement to this early termination provision, (b) SUBTENANT'S acknowledgment that, in determining the net benefits to be derived by SUBTENANT under the terms of this Sublease, SUBTENANT has anticipated the potential for early termination, and (c) SUBTENANT'S agreement to the general waiver and release of Claims above.

                     Initials:_________              Initials:_________
                              SUBTENANT                       SUBLANDLORD

8. UTILITIES/SERVICES. Except as otherwise provided herein, SUBTENANT shall pay as Additional Rent and in accordance with Paragraph 4D, 44, and 46 of the Master Lease, its share of all expenses for all utilities provided to the Premises. Provided, however, SUBTENANT shall obtain, contract for, and pay 100% of all expenses relating to its personal electronic communications, data and telephone services, its private security systems, trash, and janitorial services provided to the SUBTENANT'S Premises.

9. OBLIGATIONS OF SUBLANDLORD. SUBLANDLORD agrees to maintain the Master Lease during the Term of this Sublease, subject, however, to any termination of the Master Lease without the fault of SUBLANDLORD. SUBLANDLORD agrees to comply with or perform all of its obligations under the Master Lease that SUBTENANT has not assumed under this Sublease. Provided, however, SUBLANDLORD, does not assume the obligations required to be kept or performed by the MASTER LANDLORD under the Master Lease. SUBLANDLORD shall upon written request by SUBTENANT, fully cooperate with SUBTENANT in enforcing the Master Lease against MASTER LANDLORD, and SUBTENANT shall reimburse SUBLANDLORD for all of SUBLANDLORD's costs associated therewith.

10. ALTERATIONS, ADDITIONS, OR IMPROVEMENTS. SUBTENANT shall not make any alterations, additions or improvements on or to the Premises without first obtaining the written consent of SUBLANDLORD, which SUBLANDLORD may withhold in its absolute and sole discretion. All permitted alterations, additions and improvements shall be made at the sole expense of SUBTENANT, and unless SUBTENANT is otherwise notified in writing to remove or repair same upon expiration of the Sublease term, (which may be a condition of any consent) said alterations, additions, and improvements shall remain on and be surrendered with the Premises as part thereof at the termination of this Sublease. SUBTENANT shall keep the Premises free and clear from all liens arising out of any work performed, materials furnished or obligations incurred by SUBTENANT.

11. PARKING. Paragraph 47 of the Master Lease shall be modified to provide SUBTENANT the right to the non-exclusive use of eighty (80) parking spaces in the common parking area of the Building as set forth in Paragraph 47 of the Master Lease.

12. HAZARDOUS MATERIALS. Notwithstanding anything contained in Paragraph 50 of the Master Lease, SUBTENANT shall not be entitled to use or store any Hazardous Materials or Substances on or about the Subject Premises without first obtaining the express written consent of SUBLANDLORD, which may be given or withheld in SUBLANDLORD'S absolute and sole discretion. Except as otherwise provided in this
         Section 12, the provisions of Paragraph 50 of the Master Lease apply to this Sublease. Provided however, that SUBLANDLORD's consent shall not be required for normal use, in compliance with applicable Environmental Laws of customary household and office supplies (SUBTENANT shall first provide SUBLANDLORD with a list of said materials use), such as mild cleaners, lubricants and copier toner.

13. BROKERS. SUBLANDLORD and SUBTENANT hereby agree, consent to and acknowledge that Cooper/Brady Corporate Real Estate Services has represented the SUBLANDLORD and Colliers Parrish International, Inc. has represented the SUBTENANT ("Brokers") in connection with this Sublease. SUBLANDLORD and SUBTENANT represent that no other brokers have been retained in connection with this Sublease and agree to indemnify, defend and hold harmless the other in connection with any commission claims brought in connection with their respective activities on this Sublease. SUBTENANT shall pay all commissions payable to Brokers in connection with this Sublease in accordance with a separate agreement between SUBTENANT and Brokers. In the event SUBTENANT fails to pay said commission as per said separate agreement dated September 17, 1997 SUBTENANT shall be deemed to be in default of the terms covenants and conditions of this Sublease.

14. CONSENT OF MASTER LANDLORD. This Sublease requires the consent and agreement of MASTER LANDLORD. SUBLANDLORD and SUBTENANT agree to timely execute MASTER LANDLORD'S standard Consent to Sublease Agreement form (a sample copy is provided herein as EXHIBIT C), which shall be prepared by MASTER LANDLORD, and shall set forth MASTER LANDLORD'S acknowledgment of this Sublease. Said Consent shall apply to this Sublease only, and shall not be deemed as MASTER LANDLORD'S consent to any other sublease.

15. NOTICES. All notices to be given to SUBTENANT may be given in writing, personally, or by depositing the same in the United States mail, postage prepaid, addressed to SUBTENANT as provided for herebelow. Any notice or document required or permitted by this Sublease to be given MASTER LANDLORD or SUBLANDLORD shall be addressed to MASTER LANDLORD or SUBLANDLORD at the addresses set forth below, or at such other address as it may have therefore specified by notice delivered in accordance herewith, and shall be deemed delivered upon actual receipt or refusal of delivery:

         MASTER LANDLORD:                Peery/Arrillaga
                                         2560 Mission College Blvd., Suite 101
                                         Santa Clara, CA 95054

         SUBLANDLORD:                    McAfee Associates
                                         2805 Bowers Avenue
                                         Santa Clara, CA 95051-0963
                                         Attn: Evan Collins

         SUBTENANT:                      Integrated Technology Express, Inc.
                                         2388 Walsh Avenue
                                         Santa Clara, CA 95051


IN WITNESS WHEREOF, the parties have executed this Sublease on the date indicated below.

INTEGRATED TECHNOLOGY EXPRESS, INC., a California corporation
("SUBTENANT")

By:        /s/ [ILLEGIBLE]
   ------------------------------------

Title:     Sr. Vice President
      ---------------------------------

Date:      9/18/97
     ----------------------------------



McAFEE ASSOCIATES, INC., a Delaware corporation
("SUBLANDLORD")

By:        /s/ [ILLEGIBLE]
   ------------------------------------

Title:     CFO
      ---------------------------------

Date:      9/25/97
     ----------------------------------

                               EXHIBIT B TO "CONSENT TO SUBLEASE"
                    SUMMARY OF AMOUNTS/CONSIDERATION TO BE PAID BY SUBTENANT


       PERIOD *                BASIC RENT                 R.E. TAXES                  PROP.INS.                  UTILITIES
       BY MONTH            TOTAL          PSF         TOTAL          PSF         TOTAL          PSF         TOTAL          PSF
   ===============    =   =======   =   =======  =   =======   =   =======   =  =======   =   =======   =  =======   =   =======

10/1/97 - 12/31/97       23,799.60 ///   1.10                 ///                        ///                        ///
----------------------------------------------------------------------------------------------------------------------------------
1/1/98 - 4/30/98         24,881.40 ///   1.15                 ///                        ///                        ///
----------------------------------------------------------------------------------------------------------------------------------
5/1/98 - 12/31/98        32,454.60 ///   1.50                 ///                        ///                        ///
----------------------------------------------------------------------------------------------------------------------------------
1/1/99 - 12/31/99        32,454.00 ///   1.50                 ///                        ///                        ///
----------------------------------------------------------------------------------------------------------------------------------
1/1/00 - 12/31/00        33,535.80 ///   1.55                 ///                        ///                        ///
----------------------------------------------------------------------------------------------------------------------------------
                                   ///                        ///                        ///                        ///
----------------------------------------------------------------------------------------------------------------------------------
                                   ///                        ///                        ///                        ///
----------------------------------------------------------------------------------------------------------------------------------



       PERIOD *                  LANDSCAPE                MISCELLANEOUS              MISCELLANEOUS          TOTAL CHARGE PER PERIOD
       BY MONTH             TOTAL          PSF         TOTAL          PSF         TOTAL          PSF         TOTAL          PSF
   ===============     =   =======   =   =======  =   =======   =   =======   =  =======   =   =======   =  =======   =   =======
10/1/97 - 12/31/97                  ///                        ///                        ///            $ 71,398.50 ///   $1.10
---------------------------------------------------------------------------------------------------------------------------------
1/1/98 - 4/30/98                    ///                        ///                        ///              99,525.60 ///    1.15
---------------------------------------------------------------------------------------------------------------------------------
5/1/98 - 12/31/98                   ///                        ///                        ///             259,632.00 ///    1.50
---------------------------------------------------------------------------------------------------------------------------------
1/1/99 - 12/31/99                   ///                        ///                        ///             389,448.00 ///    1.50
---------------------------------------------------------------------------------------------------------------------------------
1/1/00 - 12/31/00                   ///                        ///                        ///             402,429.60 ///    1.55
---------------------------------------------------------------------------------------------------------------------------------
                                    ///                        ///                        ///                        ///
---------------------------------------------------------------------------------------------------------------------------------
                                    ///                        ///                        ///                        ///
---------------------------------------------------------------------------------------------------------------------------------


                                            * Subject to Commencement of 10/1/97

IF ADDITIONAL SPACE IS NEEDED. PLEASE DUPLICATE AND ATTACH
* IF PAYMENTS ARE REQUIRED OTHER THAN MONTHLY, PLEASE INCLUDE THESE PAYMENTS AS WELL.

** IF SUBLEASE RENT PAID INCLUDES MISCELLANEOUS EXPENSES. PLEASE IDENTIFY
   THE $ AMOUNT/PSF OF THE TOTAL RENT PAYMENT ALLOCATED TO BASIC RENT AND EACH ADDITIONAL EXPENSE ITEM.


IS ANY ADDITIONAL CONSIDERATION (MONETARY AND/OR SERVICES) DUE UNDER THE
SUBLEASE?:    YES           NO   X
                  -----        -----

IF "YES", IDENTIFY TYPE CONSIDERATION AND DOLLAR VALUE ASSIGNED TO SAID
CONSIDERATION:


Type:                                    Value: $
     ---------------------------               ----------------------
Type:                                    Value: $
     ---------------------------               ----------------------
Type:                                    Value: $
     ---------------------------               ----------------------
Type:                                    Value: $
     ---------------------------               ----------------------


IF ADDITIONAL SPACE IS NEEDED, PLEASE DUPLICATE AND ATTACH


TENANT:                                  SUBTENANT
MCCAFEE ASSOCIATES                       INTEGRATED TECHNOLOGY EXPRESS, INC.

By: /s/ [ILLEGIBLE]                      By: /s/ DANIEL CHEN
   ------------------------                 --------------------------
Printed:  [ILLEGIBLE]                    By: DANIEL CHEN
        -------------------                 --------------------------
Title: CFO                               Title: CEO
      ---------------------                    -----------------------

                                                                         Walsh 2


                                 AMENDMENT NO. 1
                                    TO LEASE

         THIS AMENDMENT NO. 1 is made and entered into this 27th day of September, 1995, by and between JOHN ARRILLAGA, Trustee, or his Successor Trustee UTA dated 7/20/77 (ARRILLAGA FAMILY TRUST) as amended (previously known as the "John Arrillaga Separate Property Trust"), and RICHARD T. PEERY, Trustee, or his Successor Trustee UTA dated 7/20/77 (RICHARD T. PEERY SEPARATE PROPERTY TRUST) as amended, collectively as LANDLORD, and McAfee Associates, a Delaware corporation, as TENANT.

                                    RECITALS

         A. WHEREAS, by Lease Agreement dated May 10, 1993 Landlord leased to Tenant approximately 13,566+/- square feet of that certain 45,000+/- square foot building located at 2710 Walsh Avenue, Suite 200, Santa Clara, California, the details of which are more particularly set forth in said May 10, 1993 Lease Agreement, and

         B. WHEREAS, said Lease was amended by the Commencement Letter dated July 7, 1993 which confirmed (i) the Lease Commencement Date of July 1, 1993, and (ii) the Termination Date of June 30, 1996, and,

         C. WHEREAS, it is now the desire of the parties hereto to amend the Lease by: (i) extending the Term for four (4) years and six (6) months; (ii) increasing the square footage of the Leased Premises by 21,636+/- square feet effective January 1, 1996; (iii) increasing the square footage of the Leased Premises by 9,798+/- square feet to 45,000+/- square feet (100% of the building) effective August 1, 1996; (iv) amending the Basic Rent schedule and Aggregate Rent accordingly; (v) increasing the Security Deposit due under the Lease; and
(vi) adding an "Option to Extend" paragraph to said Lease Agreement as hereinafter set forth.

                                    AGREEMENT

         NOW THEREFORE, for valuable consideration, receipt of which is hereby acknowledged, and in consideration of the hereinafter mutual promises, the parties hereto do agree as follows:

         1. TERM OF LEASE: It is agreed between the parties that the Term of said Lease Agreement shall be extended for an additional four (4) year six (6) month period, and the Lease Termination Date shall be changed from June 30, 1996 to December 31, 2000.

         2. INCREASED PREMISES: Effective January 1, 1996, the size of the Leased Premises will be increased by 21,636+/- square feet, or from 13,566+/- square feet to 35,202+/- square feet of space. Total said Premises are more particularly shown within the area outlined in Red on EXHIBIT A. The entire parcel, of which the Leased Premises is a part, is shown within the area outlined in Green on EXHIBIT A. Subject to Lease Paragraph 45, the additional 21,636+/- square feet of space is leased on an "as-is" basis, in its present condition and configuration, as set forth in Blue on EXHIBIT B attached hereto, with the entire interior leased Premises shown in Red on EXHIBIT B. It is specifically agreed between the parties that Landlord shall not be required to make, nor be responsible for any cost, in connection with any repair, restoration, maintenance and/or improvement to the Increased Premises throughout the Term of this Lease. Landlord makes no warranty or representation of any kind or nature whatsoever as to the condition or repair of the Increased Premises, nor as to the use or occupancy which may be made thereof.

         Effective August 1, 1996, the size of the Leased Premises will be increased by 9,798+/- square feet, or from 35,202+/- square feet to 45,000+/- square feet of space, representing 100% of the building. Total said Premises are more particularly shown within the area outlined in Red on EXHIBIT C. The entire parcel, of which the Leased Premises is a part, is shown within the area outlined in Green on EXHIBIT C. Subject to Lease Paragraph 45, the additional 9,798+/- square feet of space is leased on an "as-is" basis, in its present condition and configuration, as set forth in Blue on EXHIBIT D attached hereto, with the entire interior leased Premises shown in Red on EXHIBIT D. It is specifically agreed

                                                                         Walsh 2


between the parties that Landlord shall not be required to make, nor be responsible for any cost, in connection with any repair, restoration, maintenance and/or improvement to the Increased Premises throughout the Term of this Lease. Landlord makes no warranty or representation of any kind or nature whatsoever as to the condition or repair of the Increased Premises, nor as to the use or occupancy which may be made thereof.

         3. BASIC RENT SCHEDULE: The monthly Basic Rental shall be adjusted as follows: (INTENTIONALLY DELETED)

         4. SECURITY DEPOSIT: Tenant's Security Deposit shall be increased by $ (INTENTIONALLY DELETED)

         5. PARKING: Effective January 1, 1996, Tenant's nonexclusive parking spaces shall be increased by 85 spaces or from 53 spaces to 138 spaces. Effective August 1, 1996, Tenant shall lease 100% of the Building from Landlord, and shall be entitled to one hundred percent (100%) of the parking appurtenant to the Leased Premises as shown on EXHIBITS A AND C. Effective August 1, 1996, Lease Paragraph 47 ("PARKING") shall be deleted in its entirety.

         6. DELETE NON APPLICABLE PARAGRAPHS: Effective August 1, 1996, Tenant shall lease 100% of the Building from Landlord and the following Lease Paragraphs referring to Common Areas shall no longer be applicable and shall be deleted in their entirety. Any cross reference to said deleted Paragraphs in other Paragraphs within the Lease shall thereafter be considered null and void:
Paragraph 43 ("RULES AND REGULATIONS AND COMMON AREA") and Paragraph 44 ("EXPENSES OF OPERATION, MANAGEMENT, AND MAINTENANCE OF THE COMMON AREAS OF THE PARCEL AND BUILDING IN WHICH THE PREMISES ARE LOCATED").

                                                                         Walsh 2


         7. REPLACEMENT OF PARAGRAPHS: Effective August 1, 1996, the following Paragraphs shall be replaced:

             A. UTILITIES. Effective August 1, 1996, Paragraph 46 ("UTILITIES OF THE BUILDING IN WHICH THE PREMISES ARE LOCATED") shall be deleted in its entirety and shall be replaced with the following:

             "46. UTILITIES: Tenant shall pay promptly, as the same become due, all charges for water, gas electricity, telephone, telex and other electronic communications service, sewer service, waste pick-up and any other utilities, materials or services furnished directly to or used by Tenant on or about the Premises during the Term of this Lease, including, without limitation, any temporary or permanent utility surcharge or other exactions whether or not hereinafter imposed.

                 Landlord shall not be liable for and Tenant shall not be
             entitled to any abatement or reduction of Rent by reason of any interruption or failure of utility services to the Premises when such interruption or failure is caused by accident, breakage, repair, strikes, lockouts, or other labor disturbances or labor disputes of any nature, or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord."

         B. TENANT MAINTENANCE. Effective August 1, 1996, Paragraph 7 ("TENANT MAINTENANCE") shall be deleted in its entirety and shall be replaced with the following:

              "7. TENANT MAINTENANCE: Subject to Lease Paragraph 45 ("MAINTENANCE OF THE PREMISES"), Tenant shall, at its sole cost and expense, keep and maintain the Premises (including appurtenances) and every part thereof in a high standard of maintenance and repair, or replacement, and in good and sanitary condition. Tenant's maintenance and repair responsibilities herein referred to include, but are not limited to, janitorization, all windows (interior and exterior), window frames, plate glass and glazing (destroyed by accident or act of third parties), truck doors, plumbing systems (such as water and drain lines, sinks, toilets, faucets, drains, showers and water fountains), electrical systems (such as panels, conduits, outlets, lighting fixtures, lamps, bulbs, tubes and ballasts), heating and airconditioning systems (such as compressors, fans, air handlers, ducts, mixing boxes, thermostats, time clocks, boilers, heaters, supply and return grills), exterior surfaces of the Building, store fronts, roofs, downspouts, all interior improvements within the Premises including but not limited to wall coverings, window coverings, carpet, floor coverings, partitioning, ceilings, doors (both interior and exterior), including closing mechanisms, latches, locks, skylights (if any), automatic fire extinguishing systems, and elevators and all other interior improvements of any nature whatsoever, and all exterior improvements including but not limited to landscaping, sidewalks, driveways, parking lots including striping and sealing, sprinkler systems, lighting, ponds, fountains, waterways, and drains. Tenant agrees to provide carpet shields under all rolling chairs or to otherwise be responsible for wear and tear of the carpet caused by such rolling chairs if such wear and tear exceeds that caused by normal foot traffic in surrounding areas. Areas of excessive wear shall be replaced at Tenant's sole expense upon Lease termination. Tenant hereby waives all rights under, and benefits of, Subsection I of
              Section 1932 and Section 1941 and 1942 of the California Civil Code and under any similar law, statute or ordinance now or hereafter in effect. In the event any of the above maintenance responsibilities apply to any other tenant(s) of Landlord where there is common usage with other tenant(s), such maintenance responsibilities and charges shall be allocated to the Leased Premises by square footage or other equitable basis as calculated and determined by Landlord."

                                                                         Walsh 2

         8. ALTERATIONS MADE BY TENANT: The provisions of this Paragraph 8 shall modify Lease Paragraphs 5 and 6, as follows:

         Landlord acknowledges that Tenant shall have the right, subject to the terms of this Paragraph 8, to make non-structural, minor interior improvements ("Interior Improvements") to the Increased Premises subject to the following:

         A. Tenant shall provide Landlord, for Landlord's approval, a set of construction plans and a list reflecting the Interior Improvements Tenant desires to make to the Increased Premises no later than February 1, 1996. Upon Landlord's approval of said Interior Improvements, said construction plans shall become EXHIBIT E to this Amendment;

         B. Landlord shall not be required, under any circumstance, to contribute any concessions or monetary contribution to said Interior Improvements;

         C. It is understood that, pursuant to Paragraph 9 below, Tenant will not complete all of the Interior Improvements shown on EXHIBIT E until such time as Tenant's existing subtenant vacates the Premises;

         D. Within thirty (30) days of Tenant's intent to commence construction of any portion of said Interior Improvements shown on EXHIBIT E, Tenant shall provide Landlord, for Landlord's approval, a floor plan showing the particular Interior Improvements Tenant desires to construct at Tenant's sole cost and expense. Construction of said Interior Improvements shall not commence until Landlord and Tenant execute Landlord's standard Consent to Alterations agreement and Landlord has posted its Notice of Non-Responsibility;

         E. Tenant shall not be required to remove the Landlord approved Interior Improvements shown on EXHIBIT E at the expiration or earlier termination of the Lease Term.

         9. SUBLEASE: Tenant has advised Landlord that Tenant intends to sublease a portion of the Increased Premises to Digital Video Systems and Landlord has agreed to issue a consent to said sublease subject to Tenant submitting to Landlord a copy of said sublease (prior to said sublease commencing), and Landlord, Tenant and Digital Video Systems thereafter executing Landlord's standard Consent to Sublease agreement prior to said sublease commencing.

         10. OPTION TO EXTEND LEASE FOR THREE (3) YEARS: Lease Paragraph 49 ("Option to Extend Lease for Three (3) Years") shall be deleted in its entirety, and shall be of no further force or effect.

         11. OPTION TO EXTEND LEASE FOR FIVE (5) YEARS: Provided Tenant is not in default (pursuant to Paragraph 19 of the Lease, I.E., Tenant has received notice and any applicable cure period has expired without cure) of any of the terms, covenants, and conditions of this Lease Agreement, Landlord hereby grants to Tenant an Option to Extend this Lease Agreement for an additional five (5) year period (the "Extended Term") upon the following terms and conditions:

         (INTENTIONALLY DELETED)

                                                                         Walsh 2

         C. The option rights of Tenant under this Paragraph 11, and the Extended Term thereunder, are granted for Tenant's personal benefit and may not be assigned or transferred by Tenant, except to a parent or subsidiary corporation, or corporation with which Tenant merges or consolidates or to whom Tenant sells all or substantially all of its assets as provided for in Lease Paragraph 48, either voluntarily or by operation of law, in any manner whatsoever. In the event that Landlord consents to a sublease or assignment under Lease Paragraph 16 (except for the permitted sublease as provided for in Paragraph 9 above), the option granted herein and any Extended Term thereunder shall be void and of no force and effect, whether or not Tenant shall have purported to exercise such option prior to such assignment or sublease.

         D. INCREASED SECURITY DEPOSIT: In the event the Term of Tenant's Lease is

         (INTENTIONALLY DELETED)

         EXCEPT AS MODIFIED HEREIN, all other terms, covenants, and conditions of said May 10, 1993 Lease Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment No. 1 to Lease as of the day and year last written below.

LANDLORD:                                            TENANT:

ARRILLAGA FAMILY TRUST                               MCAFEE ASSOCIATES
                                                     a Delaware corporation


By /s/  John Arrillaga                               By  /s/ [ILLEGIBLE]
   -----------------------------                        -----------------------
   John Arrillaga, Trustee                                   [ILLEGIBLE]
                                                        -----------------------
                                                        Print or Type Name

RICHARD T. PEERY SEPARATE                            Title: CAO
PROPERTY TRUST                                             --------------------


By /s/  Richard T. Peery                             Date:       11/17/95
   -----------------------------                           --------------------
      Richard T. Peery, Trustee

Date:          11/28/95
      --------------------------

                                                          OWNER  [ILLEGIBLE]
                                                          PROP    #372
                                                          UNIT    #2
                                                          TENANT #

                                 LEASE AGREEMENT

THIS LEASE, made this 10th day of May, 1993 between JOHN ARRILLAGA, Trustee, or his Successor Trustee, UTA dated 7/20/77 (JOHN ARRILLAGA SEPARATE PROPERTY TRUST) as amended, and RICHARD T. PEERY, Trustee, or his Successor Trustee, UTA dated 7/20/77 (RICHARD T. PEERY SEPARATE PROPERTY TRUST) as amended, hereinafter called Landlord and MCAFEE ASSOCIATES, a Delaware Corporation, hereinafter called Tenant.

                                   WITNESSETH:

     Landlord hereby leases to Tenant and Tenant hereby hires and takes from Landlord those certain premises (the "Premises") outlined in red on Exhibit "A", attached hereto and incorporated herein by this reference thereto more particularly described as follows:


                      A portion of that certain 45,000+/- square foot, two-story building located at 2710 Walsh Avenue, Suite 200, Santa Clara, California, 95051, consisting of approximately 13,566+/- square feet of space on the 2nd floor of the building, and known as Suite 200. Said Premises is more particularly shown within the area outlined in Red on EXHIBIT A. The entire parcel, of which the Premises is a part, is shown within the area outlined in Green on EXHIBIT A attached hereto. The Premises is leased on an "as-is" basis, in its present condition, and in the configuration as shown in Red on EXHIBIT B attached hereto.

     The word "Premises" as used throughout this lease is hereby defined to include the nonexclusive use of sidewalks and driveways in front of or adjacent to the Premises, and the nonexclusive use of the area directly underneath or over such sidewalks and driveways. The leased area of the Premises shall be measured from outside of exterior walls to outside of exterior walls, and shall include any atriums, covered entrances or egresses and covered loading areas.
     Said letting and hiring is upon and subject to the terms, covenants and conditions hereinafter set forth and Tenant covenants as a material part of the consideration for this Lease to perform and observe each and all of said terms, covenants and conditions. This Lease is made upon the conditions of such performance and observance.

1. USE Tenant shall use the Premises only in conformance with applicable governmental laws, regulations, rules and ordinances for the purpose of general office, light manufacturing, research and development, and storage and other uses necessary for Tenant to conduct Tenant's business in accordance with all applicable governmental laws and ordinances, and for no other purpose. Tenant shall not do or permit to be done in or about the Premises nor bring or keep or permit to be brought or kept in or about the Premises anything which is prohibited by or will in any way increase the existing rate of (or otherwise affect) fire or any insurance covering the Premises or any part thereof, or any of its contents, or will cause a cancellation of any insurance covering the Premises or any part thereof, or any of its contents. Tenant shall not do or permit to be done anything in, on or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the neighboring premises or injure or annoy them, or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. No sale by auction shall be permitted on the Premises. Tenant shall not place any loads upon the floors, walls, or ceiling which endanger the structure, or place any harmful fluids or other materials in the drainage system of the building, or overload existing electrical or other mechanical systems. No waste materials or refuse shall be dumped upon or permitted to remain upon any part of the Premises or outside of the building in which the Premises are a part, except in trash containers placed inside exterior enclosures designated by Landlord for that purpose or inside of the building proper where designated by Landlord. No materials, supplies, equipment, finished products or semi-finished products, raw materials or articles of any nature shall be stored upon or permitted to remain outside the Premises. Tenant shall not place anything or allow anything to be placed near the glass of any window, door partition or wall which may appear unsightly from outside the Premises. No loudspeaker or other device, system or apparatus which can be heard outside the Premises shall be used in or at the Premises without the prior written consent of Landlord. Tenant shall not commit or suffer to be committed any waste in or upon the Premises. Tenant shall indemnity, defend and hold Landlord harmless against any loss, expense, damage, reasonable attorneys' fees, or liability arising out of failure of Tenant to comply with any applicable law. Tenant shall comply with any covenant, condition, or restriction ("CC&R's") affecting the Premises. The provisions of this paragraph are for the benefit of Landlord only and shall not be construed to be for the benefit of any tenant or occupant of the Premises.

2.       TERM *
     A. The term of the Lease shall be for a period of THREE YEARS (3) years (unless sooner terminated as hereinafter provided) and, subject to Paragraphs 2B and 3, shall commence on the 1st day of July, 1993 and end on the 30th day of June, 1996.

     B. Possession of the Premises shall be deemed tendered and the term of the Lease shall commence when the first of the following occurs:
         (a) One day after a Certificate of Occupancy is granted by the proper governmental agency, or, if the governmental agency having jurisdiction over the area in which the Premises are situated does not issue certificates of occupancy, then the same number of days after certification by Landlord's architect or contractor that Landlord's construction work has been competed; or
         (b) Upon the occupancy of the Premises by any of Tenant's operating personnel; or
         (c) When the Tenant Improvements have been substantially completed for Tenant's use and occupancy, in accordance and compliance with Exhibit B of this Lease Agreement, but in no event prior to July 1, 1993
         (d) As otherwise agreed in writing.
* It is agreed in the event said Lease commences on a date other than the projected commencement date, the term of the Lease will be extended to account for the number of days in the partial month. The Basic Rent during the resulting partial month will be prorated (for the number of days in the partial month) at the Basic Rent rate scheduled for the projected commencement date as shown in Paragraph 39.

                                                         Initials: [ILLEGIBLE]
                                                                  -------------

                                                         Initials: [ILLEGIBLE]
                                                                  -------------

3. POSSESSION. If Landlord, for any reason whatsoever, cannot deliver possession of said premises to Tenant at the commencement of said term, as hereinbefore specified, this Lease shall not be void or voidable; no obligation of Tenant shall be affected thereby; nor shall Landlord or Landlord's agents be liable to Tenant for any loss or damage resulting therefrom; but in that event the commencement and termination dates of the Lease, and all other dates affected thereby shall be revised to conform to the date of Landlord's delivery of possession, as specified Paragraph 2B, above. The above is, however, subject to the provision that the period of delay of delivery of the Premises shall not exceed 60 days from the commencement date herein (except those delays caused by Acts of God, strikes, war, utilities, governmental bodies, weather, unavailable materials, and delays beyond Landlord's control shall be excluded in calculating such period) in which instance Tenant, at its option, may, by written notice to Landlord, terminate this Lease.

4. RENT

   A. BASIC RENT. Tenant agrees to pay to Landlord at such place as Landlord may designate without deduction, offset, prior notice, or demand, and Landlord agrees to accept as Basic Rent for the leased Premises the total sum of FOUR HUNDRED TWENTY THOUSAND THREE HUNDRED THIRTY EIGHT AND 40/100 Dollars ($420,338.40) in lawful money of the United States of America, payable as follows:

     SEE PARAGRAPH 39 FOR BASIC RENT SCHEDULE


     B. TIME FOR PAYMENT. Full monthly rent is due in advance on the first day of each calendar month. In the event that the term of this Lease commences on a date other than the first day of a calendar month, on the date of commencement of the term hereof Tenant shall pay to Landlord as rent for the period from such date of commencement to the first day of the next succeeding calendar month that proportion of the monthly rent hereunder which the number of days between such date of commencement and the first day of the next succeeding calendar month bears to thirty (30). In the event that the term of this Lease for any reason ends on a date other than the last day of a calendar month, on the first day of the last calendar month of the term hereof Tenant shall pay to Landlord as rent for the period from said first day of said last calendar month to and including the last day of the term hereof that proportion of the monthly rent hereunder which the number of days between said first day of said last calendar month and the last day of the term hereof bears to thirty (30).

   C. LATE CHARGE. Notwithstanding any other provision of this Lease, if Tenant is in default in the payment of rental as set forth in this Paragraph 4 when due, or any part thereof, Tenant agrees to pay Landlord, in addition to the delinquent rental due, a late charge for each rental payment in default ten (10) days. Said late charge shall equal ten percent (10%) of each rental payment so in default.

   D. ADDITIONAL RENT. Beginning with the commencement date of the term of this Lease, Tenant shall pay to Landlord or to Landlord's designated agent in addition to the Basic Rent and as Additional Rent the following:
     (a) All Taxes relating to the Premises as set forth in Paragraph 9, and
     (b) All insurance premiums relating to the Premises, as set forth in Paragraph 12, and
     (c) All charges, costs and expenses, which Tenant is required to pay hereunder, together with all interest and penalties, costs and expenses including reasonable attorneys' fees and legal expenses, that may accrue thereto in the event of Tenant's failure to pay such amounts, and all damages, reasonable costs and expenses which Landlord may incur by reason of default of Tenant or failure on Tenant's part to comply with the terms of this Lease. In the event of nonpayment by Tenant of Additional Rent, Landlord shall have all the rights and remedies with respect thereto as Landlord has for nonpayment of rent.

   The Additional Rent due hereunder shall be paid to Landlord or Landlord's agent (i) within five days for taxes and insurance and within thirty days for all other additional Rent items after presentation of invoice from Landlord or Landlord's agent setting forth such Additional Rent and/or (ii) at the option of Landlord, Tenant shall pay to Landlord monthly, in advance, Tenant's prorata share of an amount reasonably estimated by Landlord to be Landlord's approximate average monthly expenditure for such Additional Rent items, which estimated amount shall be reconciled at the end of each calendar year as compared to Landlord's actual expenditure for said Additional Rent items, with Tenant paying to Landlord, upon demand, any amount of actual expenses expended by Landlord in excess of said estimated amount, or Landlord refunding to Tenant (providing Tenant is not in default in the performance of any of the terms, covenants and conditions of this Lease) any amount of estimated payments made by Tenant in excess of Landlord's actual expenditures for said Additional Rent items.
   The respective obligations of Landlord and Tenant under this paragraph shall survive the expiration or other termination of the term of this Lease, and if the term hereof shall expire or shall otherwise terminate on a day other than the last day of a calendar year, the actual Additional Rent incurred for the calendar year in which the term hereof expires or otherwise terminates shall be determined and settled on the basis of the statement of actual Additional Rent for such calendar year and shall be prorated in the proportion which the number of days in such calendar year preceding such expiration or termination bears to 365.

     E. PLACE OF PAYMENT OF RENT AND ADDITIONAL RENT. All Basic Rent hereunder and all payments hereunder for Additional Rent shall be paid to Landlord at the office of Landlord at PEERY/ARRILLAGA, FILE 1504, BOX 60000, SAN FRANCISCO, CA 94160 or to such other person or to such other place as Landlord may from time to time designate in writing.

     F. SECURITY DEPOSIT. Concurrently with Tenant's execution of this Lease, Tenant shall deposit with Landlord the sum of TWENTY FIVE THOUSAND SEVEN HUNDRED SEVENTY FIVE AND 40/100 Dollars ($25,775.40). Said sum shall be held by Landlord as a Security Deposit for the faithful performance by Tenant of all of the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the term hereof. If Tenant defaults with respect to any provision of this Lease, including, but not limited to the provisions relating to the payment of rent and any of the monetary sums due herewith, Landlord may (but shall not be required to) use, apply or retain all of any part of this Security Deposit for the payment of any other amount which Landlord may spend by reason of Tenant's default or to compensate Landlord for

                                                         Initials: [ILLEGIBLE]
                                                                  -------------

                                                         Initials: [ILLEGIBLE]
                                                                  -------------
any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said Deposit is so used or applied, Tenant shall, within ten (10) days after written demand therefor, deposit cash with Landlord in the amount sufficient to restore the Security Deposit to its original amount. Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep this Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on such Deposit. If Tenant fully and faithfully performs every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant (or at Landlord's option, to the last assignee of Tenant's interest hereunder) at the expiration of the Lease term and after Tenant has vacated the Premises. In the event of termination of Landlord's interest in this Lease, Landlord shall transfer said Deposit to Landlord's successor in interest whereupon Tenant agrees to release Landlord from liability for the return of such Deposit or the accounting therefor.

5. ACCEPTANCE AND SURRENDER OF PREMISES By entry hereunder, Tenant accepts the Premises as being in good and sanitary order, condition and repair and accepts the building and improvements included in the Premises in their present condition subject to Paragraph 41 and Exhibit B and without representation or warranty by Landlord as to the condition of such building or as to the use or occupancy which may be made thereof. Any exceptions to the foregoing must be by written agreement executed by Landlord and Tenant. Tenant agrees on the last day of the Lease term, or on the sooner termination of this Lease, to surrender the Premises promptly and peaceably to Landlord in good condition and repair (damage by Acts of God, fire, normal wear and tear excepted), with all interior walls painted or cleaned so that they appear freshly painted, and repaired and replaced, if damaged; all floors cleaned and waxed; all carpets cleaned and shampooed; all broken, marred or nonconforming acoustical ceiling tiles replaced; all windows washed; the airconditioning and heating systems serviced by a reputable and licensed service firm and in good operating condition and repair; the plumbing and electrical systems and lighting in good order and repair, including replacement of any burned out or broken light bulbs or ballasts; the lawn and shrubs in good condition including the replacement of any dead or damaged plantings; the sidewalk, driveways and parking areas in good order, condition and repair; together with all alterations, additions, and improvements which may have been made in, to, or on the Premises (except moveable trade fixtures installed at the expense of Tenant) except that Tenant shall ascertain from Landlord within thirty (30) days before the end of the term of this Lease whether Landlord desires to have the Premises or any part or parts thereof restored to their condition and configuration as when the Premises were delivered to Tenant and if Landlord shall so desire, then Tenant shall restore said Premises or such part or parts thereof before the end of this Lease at Tenant's sole cost and expense. Tenant, on or before the end of the term or sooner termination of this Lease, shall remove all of Tenant's personal property and trade fixtures from the Premises, and all property not so removed on or before the end of the term or sooner termination of this Lease shall be deemed abandoned by Tenant and title to same shall thereupon pass to Landlord without compensation to Tenant. Landlord may, upon termination of this Lease, remove all moveable furniture and equipment so abandoned by Tenant, at Tenant's sole cost, and repair any damage caused by such removal at Tenant's sole cost. If the Premises be not surrendered at the end of the term or sooner termination of this Lease, Tenant shall indemnify Landlord against loss or liability resulting from the delay by Tenant in so surrendering the Premises including, without limitation, any claims made by any succeeding tenant founded on such delay. Nothing contained herein shall be construed as an extension of the term hereof or as a consent of Landlord to any holding over by Tenant. The voluntary or other surrender of this Lease or the Premises by Tenant or a mutual cancellation of this Lease shall not work as a merger and, at the option of Landlord, shall either terminate all or any existing subleases or subtenancies or operate as an assignment to Landlord of all or any such subleases or subtenancies. At the Commencement of the Lease, all known roof leaks shall have been repaired and the elevator and elevator hydraulic systems serviced at Landlord's expense.

6. ALTERATIONS AND ADDITIONS Tenant shall not make, or suffer to be made, any alteration or addition to the Premises, or any part thereof, without the written consent of Landlord first had and obtained by Tenant (such consent not to be unreasonably withheld), but at the cost of Tenant, and any addition to, or alteration of, the Premises, except moveable furniture and trade fixtures, shall at once become a part of the Premises and belong to Landlord. Landlord reserves the right to approve all contractors and mechanics proposed by Tenant to make such alterations and additions. Tenant shall retain title to all moveable furniture and trade fixtures placed in the Premises. All heating, lighting, electrical, airconditioning, floor to ceiling partitioning, drapery, carpeting, and floor installations made by Tenant, together with all property that has become an integral part of the Premises, shall not be deemed trade fixtures. Tenant agrees that it will not proceed to make such alteration or additions, without having obtained consent from Landlord to do so, and until five (5) days from the receipt of such consent, in order that Landlord may post appropriate notices to avoid any liability to contractors or material suppliers for payment for Tenant's improvements. Tenant will at all times permit such notices to be posted and to remain posted until the completion of work. Tenant shall, if required by Landlord, secure at Tenant's own cost and expense, a completion and lien indemnity bond, satisfactory to Landlord, for such work. Tenant further covenants and agrees that any mechanic's lien filed against the Premises for work claimed to have been done for, or materials claimed to have been furnished to Tenant, will be discharged by Tenant, by bond or otherwise, within ten (10) days after the filing thereof, at the cost and expense of Tenant. Any exceptions to the foregoing must be made in writing and executed by both Landlord and Tenant.

7. TENANT MAINTENANCE. Tenant shall, at its sole cost and expense, keep and maintain the Premises (including appurtenances) and every part thereof in a high standard of maintenance and repair, and in good and sanitary condition. Tenant's maintenance and repair responsibilities herein referred to include, but are not limited to, janitorization, plumbing systems within the Premises (such as water and drain lines, sinks), electrical systems within the Premises (such as outlets, lighting fixtures, lamps, bulbs, tubes, ballasts), heating and airconditioning controls within the Premises (such as mixing boxes, thermostats, time clocks, supply and return grill(s), all interior improvements within the premises including but not limited to: wall coverings, window coverings, acoustical ceilings, vinyl tile, carpeting, partitioning, doors (both interior and exterior, including closing mechanisms, latches, locks), and all other interior improvements of any nature whatsoever. Tenant agrees to provide carpet shields under all rolling chairs or to otherwise be responsible for wear and tear of the carpet caused by such rolling chairs if such wear and tear exceeds that caused by normal foot traffic in surrounding areas. Areas of excessive wear shall be replaced at Tenant's sole expense upon Lease termination.

8.  UTILITIES  SEE PARAGRAPH 45

9.  TAXES     A.  As Additional Rent and in accordance with Paragraph 4D of this Lease, Tenant shall pay to Landlord, or if Landlord so directs, directly to the Tax Collector, all Real Property Taxes relating to the Premises. In the event the Premises leased hereunder consist of only a portion of the entire tax parcel, Tenant shall pay to Landlord Tenant's proportionate share of such real estate taxes allocated to the leased Premises by square footage or other reasonable basis as calculated and determined by Landlord. If the tax billing pertains 100% to the leased Premises, and Landlord chooses to have Tenant pay said real estate taxes directly to the Tax Collector, then in such event it shall be the responsibility of Tenant to obtain the tax and assessment bills and pay, prior to delinquency, the applicable real property taxes and assessments pertaining to the leased Premises, and failure to receive a bill for taxes and/or assessments shall not provide a basis for cancellation of or nonresponsibility for payment of penalties for nonpayment or late payment by Tenant. The term "Real Property Taxes", as used herein, shall mean (i) all taxes, assessments, levies and other charges of any kind or nature whatsoever, general and special, foreseen and unforeseen (including all installments of principal and interest required to pay any general or special assessments for public improvements and any increases resulting from reassessments caused by any change in ownership of the Premises) now or hereafter imposed by any governmental or quasi-governmental authority or special district having the direct or indirect power to tax or levy assessments, which are levied or assessed against, or with respect to the value, occupancy or use of, all or any portion of the Premises (as now constructed or as may at any time hereafter be constructed, altered, or otherwise changed) or Landlord's interest therein; any improvements located within the Premises (regardless of ownership); the fixtures, equipment and other property of Landlord, real or personal, that are an integral part of and located in the Premises; or parking areas, public utilities, or energy within the Premises; (ii) all charges, levies or fees imposed by reason of environmental regulation or other governmental control of the Premises; and
(iii) all costs and fees (including

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reasonable attorneys' fees) incurred by Landlord in reasonably contesting any
Real Property Tax and in negotiating with public authorities as to any Real Property Tax. If at any time during the term of this Lease the taxation or assessment of the Premises prevailing as of the commencement date of this Lease shall be altered so that in lieu of or in addition to any Real Property Tax described above there shall be levied, assessed or imposed (whether by reason of a change in the method of taxation or assessment, creation of a new tax or charge, or any other cause) an alternate or additional tax or charge
(i) on the value, use or occupancy of the Premises or Landlord's interest therein or (ii) on or measured by the gross receipts, income or rentals from the Premises, on Landlord's business of leasing the Premises, or computed in any manner with respect to the operation of the Premises, then any such tax or charge, however designated, shall be included within the meaning of the term "Real Property Taxes" for purposes of this Lease. If any Real Property Tax is based upon property or rents unrelated to the Premises, then only that part of such Real Property Tax that is fairly allocable to the Premises shall be included within the meaning of the term "Real Property Taxes". Notwithstanding the foregoing, the term "Real Property Taxes" shall not include estate, inheritance, gift or franchise taxes of Landlord or the federal or state net income tax imposed on Landlord's income from all sources.
      B. TAXES ON TENANT'S PROPERTY Tenant shall be liable for and shall pay ten days before delinquency, taxes levied against any personal property or trade fixtures placed by Tenant in or about the Premises. If any such taxes on Tenant's personal property or trade fixtures are levied against Landlord or Landlord's property or if the assessed value of the Premises is increased by the inclusion therein of a value placed upon such personal property or trade fixtures if Tenant and if Landlord, after written notice to Tenant, pays the taxes based on such increased assessment, which Landlord shall have the right to do regardless of the validity thereof, but only under proper protest if requested by Tenant, Tenant shall upon demand, as the case may be, repay to Landlord the taxes so levied against Landlord, or the proportion of such taxes resulting from such increase in the assessment; provided that in any such event Tenant shall have the right, in the name of Landlord and with Landlord's full cooperation, to bring suit in any court of competent jurisdiction to recover the amount of such taxes so paid under protest, and any amount so recovered shall belong to Tenant.

10. LIABILITY INSURANCE Tenant, at Tenant's expense, agrees to keep in force during the term of this Lease a policy of comprehensive general liability insurance for bodily injury and property damage occurring in, on or about the Premises, including parking and landscaped areas, in the amount of $2,000,000 combined single limit. Such insurance shall be primary and noncontributory as respects any insurance carried by Landlord. The policy or policies effecting such insurance shall name Landlord as additional insureds, and shall insure any liability of Landlord, contingent or otherwise, as respects acts or omissions of Tenant, its agents, employees or invitees or otherwise by any conduct or transactions of any of said persons in or about or concerning the Premises, including any failure of Tenant to observe or perform any of its obligations hereunder; shall be issued by an insurance company admitted to transact business in the State of California; and shall provide that the insurance effected thereby shall not be canceled, except upon thirty (30) days' prior written notice to Landlord. A certificate of insurance of said policy shall be delivered to Landlord. If, during the term of this Lease, in the considered and reasonable opinion of Landlord's Lender, insurance advisor, or counsel, the amount of insurance described in this Paragraph 10 is not adequate, Tenant agrees to increase said coverage to such reasonable amount as Landlord's Lender, insurance advisor, or counsel shall deem adequate.

11. TENANT'S PERSONAL PROPERTY INSURANCE AND WORKMAN'S COMPENSATION INSURANCE Tenant shall maintain a policy or policies of fire and property damage insurance in "all risk" form with a sprinkler leakage endorsement insuring the personal property, inventory, trade fixtures, and leasehold improvements within the leased Premises for the full replacement value thereof. The proceeds from any of such policies shall be used for the repair
or replacement of such items so insured.    Tenant shall also maintain a
policy or policies of workman's compensation insurance and any other employee benefit insurance sufficient to comply with all laws.

12. PROPERTY INSURANCE Landlord shall purchase and keep in force, and as Additional Rent and in accordance with Paragraph 4D of this Lease, Tenant shall pay to Landlord Tenant's proportionate share (allocated to the leased Premises by square footage or other reasonable and equitable basis as calculated and determined by Landlord) of the cost of, policy or policies of insurance covering loss or damage to the Premises (excluding routine maintenance and repairs and incidental damage or destruction caused by accidents or vandalism for which Tenant is responsible under Paragraph 7) in the amount of the full replacement value thereof, providing protection against those perils included within the classification of "all risks" insurance and flood and/or earthquake insurance, if available, plus a policy of rental income insurance in the amount of one hundred (100%) percent of twelve (12) months Basic Rent, plus sums paid as Additional Rent. If such insurance cost is increased due to Tenant's use of the Premises, Tenant agrees to pay to Landlord the full cost of such increase. Tenant shall have no interest in nor any right to the proceeds of any insurance procured by Landlord for the Premises.
         Landlord and Tenant do each hereby respectively release the other, to the extent of insurance coverage of the releasing party, from any liability for loss or damage caused by fire or any of the extended coverage casualties included in the releasing party's insurance policies to be maintained pursuant to this Lease irrespective of the cause of such fire or casualty; provided, however, that if the insurance policy of either releasing party prohibits such waiver, then this waiver shall not take effect until consent to such waiver is obtained. If such waiver is so prohibited, the insured parties affected shall promptly notify the other party thereof.

13. INDEMNIFICATION Landlord shall not be liable to Tenant and Tenant hereby waives all claims against Landlord for any injury to or death of any person or damage to or destruction of property in or about the Premises by or from any cause whatsoever, including, without limitation, gas, fire, oil, electricity or leakage of any character from the roof, walls, basement or other portion of the Premises but excluding, however, the negligence of Landlord, its agents, servants, employees, invitees, or contractors of which negligence Landlord has knowledge and reasonable time to correct. Except as to injury to persons or damage to property the principal cause of which is the negligence of Landlord, Tenant shall hold Landlord harmless from and defend Landlord against any and all expenses, including reasonable attorneys' fees, in connection therewith, arising out of any injury to or death of any person or damage to or destruction of property occurring in, on or about the Premises, or any part thereof, from any cause whatsoever.

14. COMPLIANCE With respect to the Premises, Tenant, at its sole cost and expense, shall promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now or hereafter in effect; with the requirements of any board of fire underwriters or other similar body now or hereafter constituted; and with any direction or occupancy certificate issued pursuant to law by any public officer; provided, however, that no such failure shall be deemed a breach of the provisions if Tenant, immediately upon notification, commences to remedy or rectify said failure. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any such law, statute, ordinance or governmental rule, regulation, requirement, direction or provision, shall be conclusive of that fact as between Landlord and Tenant. Tenant shall, at its sole cost and expense, comply with any and all requirements pertaining to said Premises, of any insurance organization or company, necessary for the maintenance of reasonable fire and public liability insurance covering requirements pertaining to said Premises, of any insurance organization or company necessary for the maintenance of reasonable fire and public liability insurance covering the Premises.

15. LIENS Tenant shall keep the Premises free from any liens arising out of any work performed, materials furnished or obligation incurred by Tenant. In the event that Tenant shall not, within ten (10) days following the imposition of such lien, cause the same to be released of record, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but no obligation, to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All sums paid by Landlord for such purpose, and all expenses incurred by it in connection therewith, shall be payable to Landlord by Tenant on demand with interest at the prime rate of interest as quoted by the Bank of America.

16. ASSIGNMENT AND SUBLETTING Tenant shall not assign, transfer, or hypothecate the leasehold estate under this Lease, or any interest therein, and shall not sublet the Premises, or any part thereof, or any right or privilege appurtenant thereto, or suffer any other person or entity to occupy or use the Premises, or any portion thereof, without, in each case, the prior written consent of Landlord which consent will not be unreasonably withheld. As a condition for granting this consent to any assignment, transfer, or subletting, Landlord may require that Tenant agrees to pay to Landlord, as additional rent, all rents or additional consideration received by Tenant from its assignees, transferees, or subtenants in excess of the rent payable by Tenant to Landlord hereunder. Tenant shall, by thirty (30) days written notice, advise Landlord of its intent to assign or transfer Tenant's interest in the Lease or sublet the Premises or any portion thereof for any part of the term hereof. Within thirty (30) days after receipt of said written notice, Landlord may, in its sole discretion, elect to terminate this Lease as to the portion of the Premises described in Tenant's notice on the date specified in Tenant's notice by giving written notice of such election to terminate. If no such notice to terminate is given to Tenant within said thirty (30) day period, Tenant may proceed to locate an acceptable sublessee, assignee, or other transferee for presentment to Landlord for Landlord's approval, all in accordance with the terms, covenants, and conditions of this paragraph 16. If Tenant intends to sublet the entire Premises and Landlord elects to terminate this Lease, this Lease shall be terminated on the date specified in Tenant's notice. If, however, this Lease shall terminate pursuant to the foregoing with respect to less than all the Premises, the rent, as defined and reserved hereinabove shall be adjusted on a pro rata basis to the number of square feet retained by Tenant, and this Lease as so amended shall continue in full force and effect. In the event Tenant is allowed to assign, transfer or sublet the whole or any part of the Premises, with the prior written


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consent of Landlord, no assignee, transferee or subtenant shall assign or transfer this Lease, either in whole or in part, or sublet the whole or any part of the Premises, without also having obtained the prior written consent of Landlord which consent shall not be unreasonably withheld. A consent of Landlord to one assignment, transfer, hypothecation, subletting, occupation or use by any other person shall not release Tenant from any of Tenant's obligations hereunder or be deemed to be a consent to any subsequent similar or dissimilar assignment, transfer, hypothecation, subletting, occupation or use by any other person. Any such assignment, transfer, hypothecation, subletting, occupation or use without such consent shall be void and shall constitute a breach of this Lease by Tenant and shall, at the option of Landlord exercised by written notice to Tenant, terminate this Lease. The leasehold estate under this Lease shall not, nor shall any interest therein, be assignable for any purpose by operation of law without the written consent of Landlord. As a condition to its consent, Landlord may require Tenant to pay all expenses in connection with the assignment, and Landlord may require Tenant's assignee or transferee (or other assignees or transferees) to assume in writing all of the obligations under this Lease and for Tenant to remain liable to Landlord under the Lease.

17. SUBORDINATION AND MORTGAGES In the event Landlord's title or leasehold interest is now or hereafter encumbered by a deed of trust upon the interest of Landlord in the land and buildings in which the demised Premises are located, to secure a loan from a lender (hereinafter referred to as "Lender") to Landlord, Tenant shall, at the request of Landlord or Lender, execute in writing an agreement subordinating its rights under this Lease to the lien of such deed of trust, or, if so requested, agreeing that the lien of Lender's deed of trust shall be or remain subject and subordinate to the rights of Tenant under the Lease and provided Lender executes a reasonable non-disturbance agreement. Notwithstanding any such subordination, Tenant's possession under this Lease shall not be disturbed if Tenant is not in default and so long as Tenant shall pay all rent and observe and perform all of the provisions set forth in this Lease.

18. ENTRY BY LANDLORD Landlord reserves, and shall at all reasonable times after at least 24 hours notice (except in emergencies) have, the right to enter the Premises to inspect them; to perform any services to be provided by Landlord hereunder; to make repairs or provide any services to a contiguous tenant(s); to submit the Premises to prospective purchasers, mortgagers or tenants; to post notices of nonresponsibility; and to alter, improve or repair the Premises or other parts of the building, all without abatement of rent, and may erect scaffolding and other necessary structures in or through the Premises where reasonably required by the character of the work to be performed; provided, however that the business of Tenant shall be interfered with to the least extent that is reasonably practical. Any entry to the Premises by Landlord for the purposes provided for herein shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or constructive, of Tenant from the Premises or any portion thereof.

19. BANKRUPTCY AND DEFAULT The commencement of a bankruptcy action or liquidation action or reorganization action or insolvency action or an assignment of or by Tenant for the benefit of creditors, or any similar action undertaken by Tenant, or the insolvency of Tenant, shall, at Landlord's option. constitute a breach of this Lease by Tenant. If the trustee or receiver appointed to serve during a bankruptcy, liquidation, reorganization, insolvency or similar action elects to reject Tenant's unexpired Lease, the trustee or receiver shall notify Landlord in writing of its election within thirty (30) days after an order for relief in a liquidation action or within thirty (30) days after the commencement of any action.
   Within thirty (30) days after court approval of the assumption of this Lease, the trustee or receiver shall cure (or provide adequate assurance to the reasonable satisfaction of Landlord that the trustee or receiver shall cure) any and all previous defaults under the unexpired Lease and shall compensate Landlord for all actual pecuniary loss and shall provide adequate assurance of future performance under said Lease to the reasonable satisfaction of Landlord. Adequate assurance of future performance, as used herein, includes, but shall not be limited to: (i) assurance of source and payment of rent, and other consideration due under this Lease; (ii) assurance that the assumption or assignment of this Lease will not breach substantially any provision, such as radius, location, use, or exclusivity provision, in any agreement relating to the above described Premises.
   Nothing contained in this section shall affect the existing right of Landlord to refuse to accept an assignment upon commencement of or in connection with a bankruptcy, liquidation, reorganization or insolvency action or an assignment of Tenant for the benefit of creditors or other similar act. Nothing contained in this Lease shall be construed as giving or granting or creating an equity in the demised Premises to Tenant. In no event shall the leasehold estate under this Lease, or any interest therein, be assigned by voluntary or involuntary bankruptcy proceeding without the prior written consent of Landlord. In no event shall this Lease or any rights or privileges hereunder be an asset of Tenant under any bankruptcy, insolvency or reorganization proceedings.
   The failure to perform or honor any covenant, condition or representation made under this Lease shall constitute a default hereunder by Tenant upon expiration of the appropriate grace period hereinafter provided. Tenant shall have a period of five (5) days from the date of written notice from Landlord within which to cure any default in the payment of rental or adjustment thereto. Tenant shall have a period of thirty (30) days from the date of written notice from Landlord within which to cure any other default under this Lease; provided, however, that if the nature of Tenant's failure is such that more than thirty
(30) days is reasonably required to cure the same, Tenant shall not be in default so long as Tenant commences performance with in such thirty (30) day period and thereafter prosecutes the same to completion. Upon an uncured default of this Lease by Tenant, Landlord shall have the following rights and remedies in addition to any other rights or remedies available to Landlord at law or in equity:
       (a) The rights and remedies provided for by California Civil Code Section 1951.2, including but not limited to, recovery of the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of rental loss for the same period that Tenant proves could be reasonably avoided, as computed pursuant to subsection (b) of said Section 1951.2. Any proof by Tenant under subparagraphs (2) and (3) of
Section 1951.2 of the California Civil Code of the amount of rental loss that could be reasonably avoided shall be made in the following manner: Landlord and Tenant shall each select a licensed real estate broker in the business of renting property of the same type and use as the Premises and in the same geographic vicinity. Such two real estate brokers shall select a third licensed real estate broker, and the three licensed real estate brokers so selected shall determine the amount of the rental loss that could be reasonably avoided from the balance of the term of this Lease after the time of award. The decision of the majority of said licensed real estate brokers shall be final and binding upon the parties hereto.
       (b) The rights and remedies provided by California Civil Code Section 1951.4 which allows Landlord to continue the Lease in effect and to enforce all of its rights and remedies under this Lease, including the right to recover rent as it becomes due, for so long as Landlord does not terminate Tenant's right to possession; acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver upon Landlord's initiative to protect its interest under this Lease shall not constitute a termination of Tenant's right to possession.
       (c) The right to terminate this Lease by giving notice to Tenant in accordance with applicable law.
       (d) To the extent permitted by law, the right and power, to enter the Premises and remove therefrom all persons and property, to store such property in a public warehouse or elsewhere at the cost of and for the account of Tenant, and to sell such property and apply such proceeds therefrom pursuant to applicable California law. Landlord, may from time to time sublet the Premises or any part thereof for such term or terms (which may extend beyond the term of this Lease) and at such rent and such other terms as Landlord in its reasonable sole discretion may deem advisable, with the right to make alterations and repairs to the Premises. Upon each subletting, (i) Tenant shall be immediately liable to pay Landlord, in addition to indebtedness other than rent due hereunder, the reasonable cost of such subletting, including, but not limited to, reasonable attorneys' fees, and any real estate commissions actually paid, and the cost of such reasonable alterations and repairs incurred by Landlord and the amount, if any, by which the rent hereunder for the period of such subletting (to the extent such period does not exceed the term hereof) exceeds the amount to be paid as rent for the Premises for such period or (ii) at the option of Landlord, rents received from such subletting shall be applied first to payment of indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of any costs of such subletting and of such alterations and repairs; third to payment of rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same becomes due hereunder. If Tenant has been credited with any rent to be received by such subletting under option (i), and such rent shall not be promptly paid to Landlord by the subtenant(s), or it such rentals received from such subletting under option (ii) during any month be less than that to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. No taking possession of the Premises by Landlord, shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to Tenant. Notwithstanding any such subletting without termination, Landlord may at any time hereafter elect to terminate this Lease for such previous breach.
       (e) The right to have a receiver appointed for Tenant upon application by Landlord, to take possession of the Premises and to apply any rental collected from the Premises and to exercise all other rights and remedies granted to Landlord pursuant to subparagraph d above.

20. ABANDONMENT Tenant shall not vacate or abandon the Premises at any time during the term of this Lease (except that Tenant may vacate so long as it pays rent, provides an on-site security guard during normal business hours from Monday through Friday, and otherwise performs its obligations hereunder) and if Tenant shall abandon, vacate or surrender said Premises, or be dispossessed by the process of law, or otherwise, any personal property belonging to Tenant and left on the Premises shall be deemed to be abandoned, at the option of Landlord, except such property as may be mortgaged to Landlord.

21. DESTRUCTION In the event the Premises are destroyed in whole or in part from any cause, except for routine maintenance and repairs and incidental


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damage and destruction caused from vandalism and accidents for which Tenant is responsible under Paragraph 7, Landlord may, at its option:
         (a) Rebuild or restore the Premises to their condition prior to the damage or destruction, or
         (b) Terminate the Lease (providing that the Premises is damaged to the extent of 33 1/3% of the replacement cost).
   If Landlord does not give Tenant notice in writing within thirty (30) days from the destruction of the Premises of its election to either rebuild and restore them, or to terminate this Lease, Landlord shall be deemed to have elected to rebuild or restore them, in which event Landlord agrees, at its expense, promptly to rebuild or restore the Premises to their condition prior to the damage or destruction. Tenant shall be entitled to a reduction in rent while such repair is being made in proportion that the area of the Premises rendered untenantable by such damage bears to the total area of the Premises. If Landlord initially estimates that the rebuilding or restoration will exceed 180 days or if Landlord does not complete the rebuilding or restoration within one hundred eighty (180) days following the date of destruction (such period of time to be extended for delays caused by the fault or neglect of Tenant or because of Acts of God, acts of public agencies, labor disputes, strikes, fires, freight embargos, rainy or stormy weather, inability to obtain materials, supplies or fuels, acts of contractors or subcontractors, or delay of the contractors or subcontractors due to such causes or other contingencies beyond the control of Landlord), then Tenant shall have the right to terminate this Lease by giving fifteen (15) days prior written notice to Landlord. Notwithstanding anything herein to the contrary, Landlord's obligation to rebuild or restore shall be limited to the building and interior improvements constructed by Landlord as they existed as of the commencement date of the Lease and shall not include restoration of Tenant's trade fixtures, equipment merchandise, or any improvements, alterations or additions made by Tenant to the Premises, which Tenant shall forthwith replace or fully repair at Tenant's sole cost and expense provided this Lease is not cancelled according to the provisions above.
     Unless this Lease is terminated pursuant to the foregoing provisions, this Lease shall remain in full force and effect. Tenant hereby expressly waives the provisions of Section 1932, Subdivision 2, in Section 1933, Subdivision 4 of the California Civil Code.
     In the event that the building in which the Premises are situated is damaged or destroyed to the extent of not less than 33 1/3% of the replacement cost thereof, Landlord may elect to terminate this Lease, whether the Premises be injured or not. In the event the destruction of the Premises is caused by Tenant, Tenant shall pay the deductible portion of Landlord's insurance proceeds.

22. EMINENT DOMAIN If all or any part of the Premises shall be taken by any public quasi-public authority under the power of eminent domain or conveyance in lieu thereof, this Lease shall terminate as to any portion of the Premises so taken or conveyed on the date when title vests in the condemnor, and Landlord shall be entitled to any and all payment, income, rent, award, or any interest therein whatsoever which may be paid or made in connection with such taking or conveyance, and Tenant shall have no claim against Landlord or otherwise for the value of any unexpired term of this Lease. Notwithstanding the foregoing paragraph, any compensation specifically awarded Tenant for loss of business, Tenant's personal property, moving cost and/or loss of goodwill, shall be and remain the property of Tenant.
   If any action or proceeding is commenced for such taking of 33 1/3% or more of the Premises, or if Landlord is advised in writing by any entity or body having the right or power of condemnation of its intention to condemn the Premises or any portion thereof, then Landlord shall have the right to terminate this Lease by giving Tenant written notice thereof within sixty (60) days of the date of receipt of said written advice, or commencement of said action or proceeding, or taking conveyance, which termination shall take place as of the first to occur of the last day of the calendar month next following the month in which such notice is given or the date on which title to the Premises shall vest in the condemnor.
   In the event of such a partial taking or conveyance of the Premises, if the portion of the Premises taken or conveyed is so substantial that the Tenant can no longer reasonably conduct its business, Tenant shall have the privilege of terminating this Lease within sixty (60) days from the date of such taking or conveyance, upon written notice to Landlord of its intention so to do, and upon giving of such notice this Lease shall terminate on the last day of the calendar month next following the month in which such notice is given, upon payment by Tenant of the rent from the date of such taking or conveyance to the date of termination.
   If a portion of the Premises be taken by condemnation or conveyance in lieu thereof and neither Landlord nor Tenant shall terminate this Lease as provided herein, this Lease shall continue in full force and effect as to the part of the Premises not so taken or conveyed, and the rent herein shall be apportioned as of the date of such taking or conveyance so that thereafter the rent to be paid by Tenant shall be in the ratio that the area of the portion of the Premises not so taken or conveyed bears to the total area of the Premises prior to such taking.

23. SALE OR CONVEYANCE BY LANDLORD In the event of a sale or conveyance of the Premises or any interest therein, by any owner of the reversion then constituting Landlord, the transferor shall thereby be released from any further liability upon any of the terms, covenants or conditions (express or implied) herein contained in favor of Tenant, and in such event, insofar as such transfer is concerned, Tenant agrees to look solely to the responsibility of the successor in interest of such transferor in and to the Premises and this Lease for the performance of this Lease following such transfer. This Lease shall not be affected by any such sale or conveyance, and Tenant agrees to attorn to the success in interest of such transferor.

24. ATTORNMENT TO LENDER OR THIRD PARTY In the event the interest of Landlord in the land and buildings in which the leased Premises are located (whether such interest of Landlord is a fee title interest or a leasehold interest) is encumbered by deed of trust, and such interest is acquired by the lender or any third party through Judicial foreclosure or by exercise of a power of sale at private trustee's foreclosure sale. Tenant hereby agrees to attorn to the purchaser at any such foreclosure sale and to recognize such purchaser as the Landlord under this Lease. In the event the lien of the deed of trust securing the loan from a Lender to Landlord is prior and paramount to the Lease, this Lease shall nonetheless continue in full force and effect for the remainder of the unexpired term hereof, at the same rental herein reserved and upon all the other terms, conditions and covenants herein contained.

25. HOLDING OVER Any holding over by Tenant after expiration or other termination of the term of this Lease with the written consent of Landlord delivered to Tenant shall not constitute a renewal or extension of the Lease or give Tenant any rights in or to the leased Premises except as expressly provided in this Lease. Any holding over after the expiration or other termination of the term of this Lease, with the consent of Landlord, shall be construed to be a tenancy from month to month, on the same terms and conditions herein specified insofar as applicable except that the monthly Basic Rent shall be increased to an amount equal to one hundred fifty (150%) percent of the monthly Basic
Rent required during the last month of the Lease term; provided, however, during the first 60 days of the Holdover Period, the Basic Rent shall be increased to 120%.

26. CERTIFICATE OF ESTOPPEL Tenant shall at any time upon not less than ten (10) days prior written notice from Landlord execute, acknowledge and deliver to Landlord a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults, if any, are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises. Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant that this Lease is in full force and effect, without modification except as may be represented by Landlord; that there are no uncured defaults in Landlord's performance; and that not more than one month's rent has been paid in advance.

27. CONSTRUCTION CHANGES It is understood that the description of the Premises and the location of ductwork, plumbing and other facilities therein are subject to such minor changes as Landlord or Landlord's architect determines to be desirable in the course of construction of the Premises, and no such changes shall affect this Lease or entitle Tenant to any reduction of rent hereunder or result in any liability of Landlord to Tenant. Landlord does not guarantee the accuracy of any drawings supplied to Tenant and verification of the accuracy of such drawings rests with Tenant.

28. RIGHT OF LANDLORD TO PERFORM All terms, covenants and conditions of this Lease to be performed or observed by Tenant shall be performed or observed by Tenant at Tenant's sole cost and expense and without any reduction of rent. If Tenant shall fail to pay any sum of money, or other rent, required to be paid by it hereunder or shall fail to perform any other term or covenant hereunder on its part to be performed, and such failure shall continue for five (5) days after written notice thereof by Landlord, Landlord, without waiving or releasing Tenant from any obligation of Tenant hereunder, may, but shall not be obliged to, make any such payment or perform any such other term or covenant on Tenant's part to be performed. All sums so paid by Landlord and all necessary costs of such performance by Landlord together with interest thereon at the rate of the prime rate of interest per annum as quoted by the Bank of America from the date of such payment on performance by Landlord, shall be paid (and Tenant covenants to make such payment) to Landlord on demand by Landlord, and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of nonpayment by Tenant as in the case of failure by Tenant in the payment of rent hereunder.

29.  ATTORNEY'S FEES
     A. In the event that either Landlord or Tenant should bring suit for the possession of the Premises, for the recovery of any sum due under this Lease, or because of the breach of any provision of this Lease, or for any other relief against the other party hereunder, then all costs and expenses, including reasonable attorney's fees, incurred by the prevailing party therein shall be paid by the other party, which obligation on the part of the other party shall be deemed to have accrued on the date of the commencement of such action and shall be enforceable whether or not the action is prosecuted to judgment.

     B. Should Landlord be named as a defendant in any suit brought against Tenant in connection with or arising out of Tenant's occupancy hereunder, Tenant shall pay to Landlord its costs and expenses incurred in such suit, including a reasonable attorney's fee.

30. WAIVER The waiver by either party of the other party's failure to perform or observe any term, covenant or condition herein contained to be performed or observed by such waiving party shall not be deemed to be a waiver of such term, covenant or condition or of any subsequent failure of the party failing to perform or observe the same or any other such term, covenant or condition therein contained, and no custom or practice which may develop between the parties hereto during the term hereof shall be deemed a waiver of, or in any way affect, the right of either party to insist upon performance and observance by the other party in strict accordance with the terms hereof.

31. NOTICES All notices, demands, requests, advices or designations which may be or are required to be given by either party to the other hereunder shall be in writing. All notices, demand, requests, advices or designations by Landlord to Tenant shall be sufficiently given, made or delivered if personally served on Tenant by leaving the same at the Premises of if sent by United Stated certified or registered mail, postage prepaid, addressed to Tenant at the Premises. All notices, demands, requests, advices or designations by Tenant to Landlord shall be sent by United States certified or registered mail, postage prepaid, addressed to Landlord at its offices at PEERY/ARRILLAGA, 2560 MISSION COLLEGE BLVD., SUITE 101, SANTA CLARA, CA 95054. Each notice, request, demand, advice or designation referred to in this paragraph shall be deemed received on the date of the personal service or mailing thereof in the manner herein provided, as the case may be.

32. EXAMINATION OF LEASE Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and this instrument is not effective as a lease or otherwise until its execution and delivery by both Landlord and Tenant.

33. DEFAULT BY LANDLORD Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event earlier than (30) days after written notice by Tenant to Landlord and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have heretofore been furnished to Tenant in writing, specifying wherein Landlord has failed to perform such obligations; provided, however, that if the nature of Landlord's obligations is such that more than thirty (30) days are required for performance, then Landlord shall not be in default if Landlord commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion.

34. CORPORATE AUTHORITY If Tenant is a corporation (or a partnership), each individual executing this Lease on behalf of said corporation (or partnership) represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation (or partnership) in accordance with the by-laws of said corporation (or partnership in accordance with the partnership agreement) and that this Lease is binding upon said corporation (or partnership) in accordance with its terms, if Tenant is a corporation, Tenant shall, within thirty (30) days after execution of this Lease, deliver to Landlord a certified copy of the resolution of the Board of Directors of said corporation authorizing or ratifying the execution of this Lease.





36. LIMITATION OF LIABILITY In consideration of the benefits accruing hereunder. Tenant and all successors and assigns covenant and agree that, in the event of any actual or alleged failure, breach or default hereunder by Landlord:
     (a) the sole and exclusive remedy shall be against Landlord and Landlord's assets;
     (b) no partner of Landlord shall be sued or named as a party in any suit or action (except as may be necessary to secure jurisdiction of the partnership);
     (c) no service of process shall be made against any partner of Landlord (except as may be necessary to secure jurisdiction of the partnership);
     (d) no partner of Landlord shall be required to answer or otherwise plead to any service of process;
     (e) no judgment will be taken against any partner of Landlord;
     (f) any judgment taken against any partner of Landlord may be vacated and set aside at any time without hearing;
     (g) no writ of execution will ever by levied against the assets of any partner of Landlord;
     (h) these covenants and agreements are enforceable both by Landlord and also by any partner of Landlord. Tenant agrees that each of the foregoing covenants and agreements shall be applicable to any covenant or agreement either expressly contained in this Lease or imposed by statute or at common law.

37. SIGNS No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed or printed or affixed on or to any part of the outside of the Premises or any exterior windows of the Premises without the written consent of Landlord first had and obtained and Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of Tenant. If Tenant is allowed to print or affix or in any way place a sign in, on, or about the Premises, upon expiration or other sooner termination of this Lease, Tenant at Tenant's sole cost and expense shall both remove such sign and repair all damage in such a manner as to restore all aspects of the appearance of the Premises to the condition prior to the placement of said sign.
   All approved signs or lettering on outside doors shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved of by Landlord.
   Tenant shall not place anything or allow anything to be placed near the glass of any window, door partition or wall which may appear unsightly from outside the Premises.

38.      MISCELLANEOUS AND GENERAL PROVISIONS
         A. USE OF BUILDING NAME. Tenant shall not, without the written consent of Landlord, use the name of the building for any purpose other than as the address of the business conducted by Tenant in the Premises.


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   B. Choice OF LAW; SEVERABILITY. This Lease shall in all respects be governed by and construed in accordance with the laws of the State of California. If any provision of this Lease shall be invalid, unenforceable or ineffective for any reason whatsoever, all other provisions hereof shall be and remain in full force and effect.

   C. DEFINITION OF TERMS. The term "Premises" includes the space leased hereby and any improvements now or hereafter installed therein or attached thereto. The term "Landlord" or any pronoun used in place thereof includes the plural as well as the singular and the successors and assigns of Landlord. The term "Tenant" or any pronoun used in place thereof includes the plural as well as the singular and individuals, firms, associations, partnerships and corporations, and their and each of their respective heirs, executors, administrators, successors and permitted assigns, according to the context hereof, and the provisions of this Lease shall inure to the benefit of and bind such heirs, executors, administrators, successors and permitted assigns.
   The term "person" includes the plural as well as the singular and individuals, firms, associations, partnerships and corporations. Words used in any gender include other genders. If there be more than one Tenant the obligations of Tenant hereunder are joint and several. The paragraph headings of the Lease are for convenience of reference only and shall have no effect upon the construction or interpretation of any provision hereof.

   D. TIME OF ESSENCE. Time is of the essence of this Lease and of each and all of its provisions.

   E. QUITCLAIM. At the expiration or earlier termination of this Lease, Tenant shall execute, acknowledge and deliver to Landlord, within ten (10) days after written demand from Landlord to Tenant, any quitclaim deed or other document required by any reputable title company, licensed to operate in the State of California, to remove the cloud or encumbrance created by this Lease from the real property of which Tenant's Premises are a part.

   F. INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS. This instrument along with any exhibits and attachments hereto constitutes the entire agreement between Landlord and Tenant relative to the Premises and this agreement and the exhibits and attachments may be altered, amended or revoked only by an instrument in writing signed by both Landlord and Tenant. Landlord and Tenant agree hereby that all prior or contemporaneous oral agreements between and among themselves and their agents or representatives relative to the leasing of the Premises are merged in or revoked by this agreement

   G. RECORDING. Neither Landlord nor Tenant shall record this Lease or a short form memorandum hereof without the consent of the other.

   H. AMENDMENTS FOR FINANCING. Tenant further agrees to execute any amendments required by a lender to enable Landlord to obtain financing, so long as Tenant's rights hereunder are not substantially affected.

   I. ADDITIONAL PARAGRAPHS. Paragraphs 39 through 50 are added hereto and are included as a part of this lease.

   J. CLAUSES, PLATS AND RIDERS. Clauses, plats and riders, if any, signed by Landlord and Tenant and endorsed or, or affixed to this Lease are a part hereof.

   K. DIMINUTION OF LIGHT, AIR OR VIEW. Tenant covenants and agrees that no diminution or shutting off of light, air or view by any structure which may be hereafter erected (whether or not by Landlord) shall in any way affect his Lease, entitle Tenant to any reduction of rent hereunder or result in any liability of Landlord to Tenant.

     IN WITNESS WHEREOF, Landlord and Tenant have executed and delivered this Lease as of the day and year first above written.

LANDLORD:                                        TENANT:

JOHN ARRILLAGA SEPARATE PROPERTY TRUST           MCAFFE ASSOCIATES,
                                                 A Delaware corporation

By  /s/ John Arrillaga                           By  /s/ [ILLEGIBLE]
    ------------------------------                  ---------------------------
     John Arrillaga, Trustee

                                                 Title CHIEF FINANCIAL OFFICER
                                                       -------------------------

RICHARD T. PEERY SEPARATE PROPERTY TRUST         Type or Print Name  [ILLEGIBLE]
                                                                    ------------

By /s/ Richard T. Peery
   ------------------------------------
         Richard T. Peery, Trustee


                                    Page 8 of 8
                                                       Initials: /s/ [ILLEGIBLE]

Paragraphs 39 through 50 to Lease Agreement Dated April 13, 1993, By and Between John Arrillaga and Richard T. Peery Separate Property Trusts, as Landlord, and McAfee Associates, a Delaware corporation, as Tenant for 13,566+/- Square Feet of Space Located at 2710 Walsh Avenue, Suite 200, Santa Clara, California.

39. BASIC RENT: In accordance with Paragraph 4(A) herein, the total aggregate sum of FOUR HUNDRED TWENTY THOUSAND THREE HUNDRED THIRTY EIGHT AND 40/100 DOLLARS ($420,338.40), shall be payable as follows:

         On July 1, 1993, the sum of FIVE THOUSAND ONE HUNDRED THIRTY ONE AND 10/100 DOLLARS ($5,131.10) shall be due, and a like sum due on the first day of each month thereafter, through and including September 1, 1993.

         On October 1, 1993, the sum of ELEVEN THOUSAND FIVE HUNDRED THIRTY ONE AND 10/100 DOLLARS ($11,531.10) shall be due, and a like sum due on the first day of each month thereafter, through and including June 1, 1994.

         On July 1, 1994, the sum of TWELVE THOUSAND TWO HUNDRED NINE AND 40/100 DOLLARS ($12,209.40) shall be due, and a like sum due on the first day of each month thereafter, through and including June 1, 1995.

         On July 1, 1995, the sum of TWELVE THOUSAND EIGHT HUNDRED EIGHTY SEVEN AND 70/100 DOLLARS ($12,887.70) shall be due, and a like sum due on the first day of each month thereafter, through and including June 1, 1996; or until the entire aggregate sum of FOUR HUNDRED TWENTY THOUSAND THREE HUNDRED THIRTY EIGHT AND 40/100 DOLLARS ($420,338.40) has been paid.

40. "AS-IS" BASIS: Subject to Paragraph 41, it is hereby agreed that the Premises leased hereunder is leased strictly on an "as-is" basis and in its present condition, and in the configuration as shown on EXHIBIT B attached hereto, and by reference made a part hereof. Subject to Paragraph 41 and except for those interior improvements as shown on and included in EXHIBIT B to be attached hereto, Landlord shall not be required to make, nor be responsible for any cost, in connection with any repair, restoration, and/or improvement to the Premises in order for this Lease to commence. Landlord makes no warranty or representation of any kind or nature whatsoever as to the condition or repair of the Premises, nor as to the use or occupancy which may be made thereof.

41. PUNCH LIST: In addition to and notwithstanding anything to the contrary in Paragraphs 5 and 40 of this Lease, Tenant shall have thirty (30) days after the Commencement Date to provide Landlord with a "punch list" pertaining to the interior improvements constructed by Landlord for Tenant. Landlord shall have thirty (30) days thereafter (or longer if necessary, provided Landlord is diligently pursuing the completion of the same) to complete the "punch list" items without the Commencement Date of the Lease and Tenant's obligation to pay rental thereunder being affected.

42. CONSENT: Whenever the consent of one party to the other is required hereunder, such consent shall not be unreasonably withheld.

43. RULES AND REGULATIONS AND COMMON AREA: Subject to the terms and conditions of this Lease and such reasonable Rules and Regulations as Landlord may from time to time

                                     Page 9               Initial: [ILLEGIBLE]
prescribe, Tenant and Tenant's employees, invitees and customers shall, in common with other occupants of the Parcel/Building in which the premises are located, and their respective employees, invitees and customers, and others entitled to the use thereof, have the non-exclusive right to use the building common areas, access roads, parking areas, and facilities provided and designated by Landlord for the general use and convenience of the occupants of the Parcel/Building in which the Premises are located, which areas and facilities are referred to herein as "Common Area". This right shall terminate upon the termination of this Lease. Landlord reserves the right from time to time to make changes in the shape, size, location, amount and extent of Common Area. Landlord further reserves the right to promulgate such reasonable rules and regulations relating to the use of the Common Area, and any part or parts thereof, as Landlord may deem appropriate for the best interests of the occupants of the Parcel/Building. Such Rules and Regulations may be amended by Landlord from time to time, with or without advance notice, and all amendments shall be effective upon delivery of a copy to Tenant. Landlord shall not be responsible to Tenant for the non-performance by any other tenant or occupant of the Parcel/Building of any of said Rules and Regulations; however, Landlord shall use its best efforts to reasonably enforce such Rules and Regulations.

Landlord shall operate, manage and maintain the Common Area. The manner in which the Common Area shall be maintained and the expenditures for such maintenance shall be at the discretion of Landlord.

44. EXPENSES OF OPERATION, MANAGEMENT, AND MAINTENANCE OF THE COMMON AREAS OF THE PARCEL AND BUILDING IN WHICH THE PREMISES ARE LOCATED: As Additional Rent and in accordance with Paragraph 4D of this Lease, Tenant shall pay to Landlord Tenant's proportionate share (calculated on a square footage or other reasonable and equitable basis as calculated by landlord) of all expenses of operation, management, maintenance and repair of the Common Areas of the Parcel/Building including, but not limited to, license, permit, and inspection fees; security; utility charges associated with exterior landscaping and lighting (including water and sewer charges); all charges incurred in the maintenance of landscaped areas, parking lots, sidewalks, driveways, maintenance, repair and replacement of all fixtures and electrical, mechanical and plumbing systems; exterior surfaces of the buildings; salaries and employee benefits of personnel and payroll taxes applicable thereto; supplies, materials, equipment and tools; the cost of capital expenditures which have the effect of reducing operating expenses, provided, however, that in the event Landlord makes such capital improvements, Landlord may amortize its investment in said improvements (together with interest at the rate of fifteen (15%) percent per annum on the unamortized balance) as an operating expense in accordance with standard accounting practices, provided, that such amortization is not at a rate greater than the anticipated savings in the operating expenses.

"Additional Rent" as used herein shall not include Landlord's debt repayments; interest on charges, expenses directly or indirectly incurred by Landlord for the benefit of any other tenant; cost for the installation of partitioning or any other tenant improvements; cost of attracting tenants; depreciation; interest; or executive salaries.

As Additional Rent and in accordance with Paragraph 4D of this Lease, Tenant shall pay its proportionate share (calculated on a square footage or other reasonable and

                                    Page 10               Initial: [ILLEGIBLE]
equitable basis as calculated by Landlord) of the cost of operation (including common utilities), management, maintenance, and repair of the building (including common areas such as lobbies, restrooms, janitor's closets, hallways, elevators, mechanical and telephone rooms, stairwells, entrances, spaces above the ceilings and janitorization of said common areas) in which the Premises are located. The maintenance items herein referred to include, but are not limited to, all windows, window frames, plate glass, glazing, truck doors, main plumbing systems of the building (such as water drain lines, sinks, toilets, faucets, drains, showers and water fountains), main electrical systems (such as panels and conduits), heating and air-conditioning systems (such as compressors, fans, air handlers, ducts, boilers, heaters), store fronts, roofs, downspouts, building common area interiors (such as wall coverings, window coverings, floor coverings and partitioning), ceilings, building exterior doors, skylights (if any), automatic fire extinguishing systems, and elevators (if any); license, permit and inspection fees; security, salaries and employee benefits of personnel and payroll taxes applicable thereto; supplies, materials, equipment and tools; the cost of capital expenditures which have the effect of reducing operating expenses, provided, however, that in the event Landlord makes such capital improvements, Landlord may amortize its investment in said improvements (together with interest at the rate of fifteen (15%) percent per annum on the unamortized balance) as an operating expense in accordance with standard accounting practices, provided, that such amortization is not at a rate greater than the anticipated savings in the operating expenses. Tenant hereby waives all rights hereunder, and benefits of, subsection 1 of Section 1932 and Sections 1941 and 1942 of the California Civil Code and under any similar law, statute or ordinance now or hereafter in effect.

45. MAINTENANCE OF THE PREMISES: In addition to, and notwithstanding anything to the contrary in Paragraph 7, Landlord shall maintain the structural shell, foundation, and roof structure (but not the interior improvements, roof membrane, or glazing) of the building leased hereunder at Landlord's cost and expense provided Tenant has not caused such damage, in which event Tenant shall be responsible for 100 percent of any such costs for repair or damage so caused by the Tenant. Notwithstanding the foregoing, a crack in the foundation, or exterior walls that does not endanger the structural integrity of the building, or which is not life-threatening, shall not be considered material, nor shall Landlord be responsible for repair of same.

46. UTILITIES OF THE BUILDING IN WHICH THE PREMISES ARE LOCATED: As Additional Rent and in accordance with Paragraph 4D of this Lease Tenant shall pay its proportionate share (calculated on a square footage or other equitable basis as calculated by Landlord) of the cost of all utility charges such as water, gas, electricity, telephone, telex and other electronic communications service, sewer service, waste pick-up and any other utilities, materials or services furnished directly to the building in which the Premises are located, including, without limitation, any temporary or permanent utility surcharge or other exactions whether or not hereinafter imposed.

Landlord shall not be liable for and Tenant shall not be entitled to any abatement or reduction of rent by reason of any interruption or failure of utility services to the Premises when such interruption or failure is caused by accident, breakage, repair, strikes, lockouts, or other labor disturbances or labor disputes of any nature, or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord.

                                    Page 11               Initial: [ILLEGIBLE]

Provided that Tenant is not in default in the performance or observance of any of the terms, covenants or conditions of this Lease to be performed or observed by it, Landlord shall furnish to the Premises between the hours of 8:00 am and 6:00 pm, Mondays through Fridays (holidays excepted) and subject to the rules and regulations of the Building and the interior and exterior common areas hereinbefore referred to, reasonable quantities of water, gas and electricity suitable for the intended use of the Premises and heat and air-conditioning required in Landlord's judgment for the comfortable use and occupation of the Premises for such purposes. Tenant agrees that at all times it will cooperate fully with Landlord and abide by all regulations and requirements that Landlord may prescribe for the proper functioning and protection of the building heating, ventilating and air-conditioning systems. Whenever heat generating machines, equipment, or any other devices (including exhaust fans) are used in the Premises by Tenant which affect the temperature or otherwise maintained by the air-conditioning system, Landlord shall have the right to install supplementary air-conditioning units in the Premises and the cost thereof, including the cost of installation and the cost of operation and maintenance thereof, shall be paid by Tenant to Landlord upon demand by Landlord. Tenant will not, without the written consent of Landlord, use any apparatus or device in the Premises (including, without limitation), electronic data processing machines or machines using current in excess of 110 Volts which will in any way increase the amount of electricity, gas, water or air-conditioning usually furnished or supplied to premises being used as general office space, or connect with electric current (except through existing electrical outlets in the Premises), or with gas or water pipes any apparatus or device for the purposes of using electric current, gas, or water. If Tenant shall require water, gas, or electric current in excess of that usually furnished or supplied to premises being used as general office space, Tenant shall first obtain the written consent of Landlord, which consent shall not be unreasonably withheld and Landlord may cause an electric current, gas or water meter to be installed in the Premises in order to measure the amount of electric current, gas or water consumed for any such excess use. The cost of any such meter and of the installation, maintenance and repair thereof, all charges for such excess water, gas and electric current consumed (as shown by such meters and at the rates then charged by the furnishing public utility); and any additional expense incurred by Landlord in keeping account of electric current, gas, or water so consumed shall be paid by Tenant, and Tenant agrees to pay Landlord therefor promptly upon demand by Landlord.

It is understood that the utilities (water, sewer, gas and electric) for the Leased Premises are currently in the name of another tenant (which tenant is currently Kubota Pacific Computers) who leases space from Landlord in the building in which Tenant's Leased Premises are located. During the time said utilities remain in the name of another tenant, and not in the name of the Landlord, the other tenant will submit an invoice to Tenant for its share of utilities and Tenant shall make payment for said utilities to the other tenant and not to Landlord. Said payments will be made by Tenant within five days after presentation of said invoice. In the event the utilities are subsequently transferred to Landlord's name, Landlord will notify Tenant of said change and Landlord will inform Tenant to commence making the utility payments directly to Landlord as of a future date. In no event will Tenant be liable for duplicate bills for said utilities for the same service for the same period of time. For example: If another tenant correctly bills Tenant for Electrical usage for the period commencing 7/1/93 through 7/31/93 and Tenant pays said bill as stated above, Landlord cannot bill Tenant for the same electrical usage for the same period.


                                   Page 12               Initial: [ILLEGIBLE]

47. PARKING: Tenant shall have the right to the nonexclusive use of fifty three
(53) parking spaces in the common parking area of the building. Tenant agrees that Tenant, Tenant's employees, agents, representatives, and/or invitees shall not use parking spaces in excess of said 53 parking spaces allocated to Tenant hereunder. Landlord shall have the right, at Landlord's sole discretion, to specifically designate the location of Tenant's parking spaces within the common parking area of the building in the event of a dispute among the tenants occupying the building and/or complex referred to herein, in which event Tenant agrees that Tenant, Tenant's employees, agents, representatives and/or invitees shall not use any parking spaces other than those parking spaces specifically designated by Landlord for Tenant's use. Said parking spaces, if specifically designated by Landlord to Tenant, may be relocated by Landlord at any time, and from time to time. Landlord reserves the right, at Landlord's sole discretion, to rescind any specific designation of parking spaces, thereby returning Tenant's parking spaces to the common parking area. Landlord shall give Tenant written notice of any change in Tenant's parking spaces. Tenant shall not, at any time, park, or permit to be parked, any trucks or vehicles adjacent to the loading area so as to interfere in any way with the use of such areas, nor shall Tenant, at any time, park or permit the parking of Tenant's trucks and other vehicles or the trucks and vehicles of Tenant's suppliers or others, in any portion of the common areas not designated by Landlord for such use by Tenant. Tenant shall not park nor permit to be parked, any inoperative vehicles or equipment on any portion of the common parking area or other common areas of the building. Tenant agrees to assume responsibility for compliance by its employees with the parking provision contained herein. If Tenant or its employees park in other than designated parking areas, then Landlord may charge Tenant, as an additional charge, and Tenant agrees to pay Ten Dollars ($10.00) per day for each day or partial day each such vehicle is parking in any area other than that designated. Tenant hereby authorizes Landlord, at Tenant's sole expense, to tow away from the building any vehicle belonging to Tenant or Tenant's employees parked in violation of these provisions, or to attach violation stickers or notices to such vehicles. Tenant shall use the parking area for vehicle parking only and shall not use the parking areas for storage.

48. PERMITTED TRANSFERS: Notwithstanding anything to the contrary contained in this Lease, Tenant may assign this Lease without Landlord's prior consent, or without Landlord having the right to terminate the Lease as provided in Paragraph 16 and without affecting Tenant's right to extend the Lease Term pursuant to Paragraph 49:

         (a) to a corporation which controls, is controlled by, or is under common control with Tenant;

         (b) in connection with a merger, consolidation or nonbankruptcy reorganization of Tenant where Tenant's the surviving entity; or

         (c) in connection with the sale of Tenant's business located at the Premises (whether by sale of substantially all or the assets of Tenant at the Premises or of a controlling interest in Tenant's stock), provided that prior to such transfer, Tenant shall provide to Landlord sufficient evidence (as reasonably determined by Landlord) that the net worth of the purchasing assignee is equal to or greater than the net worth of Tenant as of the Commencement Date or as of the date of the transfer, whichever is greater


                                   Page 13               Initial: [ILLEGIBLE]

         Each of the foregoing is referred to herein as a "Permitted Assignment". With respect to any Permitted Assignment, Tenant shall give Landlord prior written notice of the subject transfer, and the assignee or surviving entity shall execute an instrument reasonably satisfactory to Landlord assuming all of Tenant's obligations under this Lease.

         Notwithstanding anything to the contrary contained in this Lease, it is hereby agreed that such "Assignee" shall not have the right or be allowed to install any tank farm for the storage or use of Hazardous Materials (as hereinafter defined).

         Any Permitted Assignment and future Amendment to this Lease (if any) prior to or after the date of a Permitted Assignment shall not release Tenant from any liability under this Lease.

49. OPTION TO EXTEND LEASE FOR THREE (3) YEARS: Provided Tenant is not in default of any of the terms, covenants, and conditions of this Lease Agreement, Landlord hereby grants to Tenant an Option to Extend this Lease Agreement for an additional three (3) year period upon the following terms and conditions:

         A. Tenant shall give Landlord written notice of Tenant's exercise of this Option to Extend not later than January 2, 1996, in which event the Lease shall be considered extended for an additional three (3) years upon the same terms and conditions, absent this Paragraph 49, and subject to the rental set forth below. In the event that Tenant fails to timely exercise Tenant's option as set forth herein in writing, Tenant shall have no further Option to Extend this Lease, and this Lease shall continue in full force and effect for the full remaining term hereof, absent of this Paragraph 49.

         B. The following summarizes the per square foot charge by period under the Lease Agreement that would be applied to the Option to Extend:

                    Period                 Monthly Rate
         07/01/96 - 06/30/97               $1.00 psf ($13,566.00)
         07/01/97 - 06/30/98               $1.05 psf ($14,244.30)
         07/01/98 - 06/30/99               $1.10 psf ($14,922.60)

         C. The option rights of Tenant under this paragraph, and the extended term thereunder, are granted for Tenant's personal benefit and may not be assigned or transferred by Tenant, except to a parent corporation, subsidiary corporation, or corporation with which Tenant merges or consolidates or to whom Tenant sells all or substantially all of its assets as provided for in Paragraph 48, either voluntarily or by operation of law, in any manner whatsoever. In the event that Landlord consents to a sublease or assignment under Paragraph 16, the option granted herein and any extended term thereunder shall be void and of no force and effect, whether or not Tenant shall have purported to exercise such option prior to such assignment or sublease.

         A. INCREASED SECURITY DEPOSIT: In the event the term of Tenant's Lease is extended pursuant to this Paragraph 49, Tenant's security deposit shall be increased to equal twice the Basic Rental due for the last month of the extended term (i.e. $14,922.60 per month X 2 = $29,845.20).

50. HAZARDOUS MATERIALS: Landlord represents, to the best of its knowledge, that as of the date of this Lease, there are no Hazardous Materials existing on or about,

                                     Page 14                 Inital: [ILLEGIBLE]
                                                                     -----------
under or beneath the Premises, or Building. Landlord and Tenant agree as follows with respect to the existence or use of "Hazardous Materials" (as defined herein) on, in, under or about the Premises and real property located beneath said Premises (hereinafter collectively referred to as the "Property"):

As used herein, the term "Hazardous Materials" shall mean any hazardous or toxic substance, material or waste which is or becomes subject to or regulated by any local governmental authority, the State of California, or the United States Government. The term "Hazardous Materials" includes, without limitation any material or hazardous substance which is (i) listed under Article 9 or defined as "hazardous" or "extremely hazardous" pursuant to Article 11 of Title 22 of the California Administrative Code, Division 4, Chapter 30, (ii) listed or defined as a "hazardous waste" pursuant to the Federal Resource Conservation and Recovery Act, Section 42 U.S.C. Section 6901 et. seq., (iii) listed or defined as a "hazardous substance" pursuant to the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et. seq. (42 U.S.C.
Section 9601), (iv) petroleum or any derivative of petroleum, or (v) asbestos.

Tenant shall have no obligation to "clean up", reimburse, release, indemnify, or defend Landlord with respect to any Hazardous Materials or wastes which Tenant, prior to and during the term of the Lease, (or other parties on the portion of the Premsises shown in Red on EXHIBIT B) did not store, dispose, or transport in, use, or cause to be on the Property in violation of applicable law.

Tenant will be 100 percent liable and responsible for: (i) any and all "cleanup" of said toxic waste and/or Hazardous Materials contamination which Tenant, its agents, or its future subtenants and/or assignees, if any, (or other parties on the portion of the Premises shown in Red on EXHIBIT B), does store, dispose, or transport in, use or cause to be on the Property, and (ii) any claims by third parties resulting from such Hazardous Materials contamination. Tenant shall indemnify Landlord and hold Landlord harmless from any liabilities, demands, costs, expenses and damages, including, without limitation, attorney fees incurred as a result of any claims resulting from such Hazardous Materials contamination.

Tenant also agrees not to use or dispose of any toxic waste or Hazardous Materials on the Property, except for normal office materials and office cleaning materials, without first obtaining Landlord's written consent. In the event consent is granted by Landlord, Tenant agrees to complete compliance with governmental regulations, and prior to the termination of said Lease Tenant agrees to follow the proper closure procedures and will obtain a clearance from the local fire department and/or the appropriate city agency. If Tenant uses Hazardous Materials, Tenant also agrees to install, at Tenant's expense, such toxic waste and/or Hazardous Materials monitoring devices as Landlord deems necessary. It is agreed that the Tenant's responsibilities related to toxic waste and Hazardous Materials will survive the termination date of the Lease and that Landlord may obtain specific performance of Tenant's responsibilities under this Paragraph 50.


                                     Page 15                 Inital: [ILLEGIBLE]
                                                                     -----------

                               EXHIBIT B TO "CONSENT TO SUBLEASE"
                    SUMMARY OF AMOUNTS/CONSIDERATION TO BE PAID BY SUBTENANT

       PERIOD *                BASIC RENT                 R.E. TAXES                  PROP.INS.                  UTILITIES
       BY MONTH            TOTAL          PSF         TOTAL          PSF         TOTAL          PSF         TOTAL          PSF
   ===============    =   =======   =   =======  =   =======   =   =======   =  =======   =   =======   =  =======   =   =======
10/1/97 - 12/31/97    ||  23,799.60 ///   1.10   ||           ///            ||          ///            ||          ///
---------------------------------------------------------------------------------------------------------------------------------

1/1/98 - 4/30/98      ||  24,881.40 ///   1.15   ||           ///            ||          ///            ||          ///
---------------------------------------------------------------------------------------------------------------------------------

5/1/98 - 12/31/98     ||  32,454.60 ///   1.50   ||           ///            ||          ///            ||          ///
---------------------------------------------------------------------------------------------------------------------------------

1/1/99 - 12/31/99     ||  32,454.00 ///   1.50   ||           ///            ||          ///            ||          ///
---------------------------------------------------------------------------------------------------------------------------------

1/1/00 - 12/31/00    ||  33,535.80 ///   1.55    ||           ///            ||          ///            ||          ///
---------------------------------------------------------------------------------------------------------------------------------

                      ||           ///           ||           ///            ||          ///            ||          ///
---------------------------------------------------------------------------------------------------------------------------------

                      ||           ///           ||           ///            ||          ///            ||          ///
---------------------------------------------------------------------------------------------------------------------------------


       PERIOD *                LANDSCAPE                MISCELLANEOUS              MISCELLANEOUS         TOTAL CHARGE PER PERIOD
       BY MONTH           TOTAL          PSF         TOTAL          PSF         TOTAL          PSF         TOTAL          PSF
   ===============   =   =======   =   =======  =   =======   =   =======   =  =======   =   =======   =  =======   =   =======
10/1/97 - 12/31/97   ||           ///           ||            ///             ||           ///           $71,398.50  ///  1.15
---------------------------------------------------------------------------------------------------------------------------------

1/1/98 - 4/30/98     ||           ///           ||            ///             ||           ///            99,525.60  ///  1.50
---------------------------------------------------------------------------------------------------------------------------------

5/1/98 - 12/31/98    ||           ///           ||            ///             ||           ///           389,448.00  ///  1.50
---------------------------------------------------------------------------------------------------------------------------------

1/1/99 - 12/31/99    ||           ///           ||            ///             ||           ///           402,429.60  ///  1.55
---------------------------------------------------------------------------------------------------------------------------------

1/1/00 - 12/31/00     ||           ///           ||            ///             ||           ///                      ///
---------------------------------------------------------------------------------------------------------------------------------

                     ||           ///           ||            ///             ||           ///                        ///
---------------------------------------------------------------------------------------------------------------------------------

                     ||           ///           ||            ///             ||           ///                        ///
---------------------------------------------------------------------------------------------------------------------------------

IF ADDITIONAL SPACE IS NEEDED, PLEASE DUPLICATE AND ATTACH
     * IF PAYMENTS ARE REQUIRED OTHER THAN MONTHLY, PLEASE INCLUDE THESE PAYMENTS AS WELL.

     ** IF SUBLEASE RENT PAID INCLUDES MISCELLANEOUS EXPENSES, PLEASE IDENTIFY
        THE $ AMOUNT/PSF OF THE TOTAL RENT PAYMENT ALLOCATED TO BASIC RENT AND EACH ADDITIONAL EXPENSE ITEM.


IS ANY ADDITIONAL CONSIDERATION (MONETARY AND/OR SERVICES) DUE UNDER THE
SUBLEASE?:    YES           NO   X
                  -----        -----

     IF "YES", IDENTIFY TYPE CONSIDERATION AND DOLLAR VALUE ASSIGNED TO SAID
     CONSIDERATION:


Type:                                    Value: $
     -------------------------------             --------------------

Type:                                    Value: $
     -------------------------------             --------------------

Type:                                    Value: $
     -------------------------------             --------------------

Type:                                    Value: $
     -------------------------------             --------------------


TENANT:                                  SUBTENANT

MCCAFEE ASSOCIATES                       INTEGRATED TECHNOLOGY EXPRESS, INC.


By: /s/ [ILLEGIBLE]                      By: /s/ DANIEL CHEN
     -------------------------------        ---------------------------------

Printed:  [ILLEGIBLE]                    By: DANIEL CHEN
         ---------------------------        ---------------------------------

Title: CFO                               Title: CEO
       -----------------------------            -----------------------------

IF ADDITIONAL SPACE IS NEEDED, PLEASE DUPLICATE AND ATTACH

[LOGO]



September 21, 1997


Mr. Praghat Goyal
McAFEE ASSOCIATES
2805 Bowers Avenue
Santa Clara, CA 95051


Re: CONSENT TO SUBLEASE TO INTEGRATED TECHNOLOGY EXPRESS, INC., A CALIFORNIA CORPORATION FOR A PERIOD OF THIRTY NINE MONTHS COMMENCING OCTOBER 1, 1997 AND TERMINATING DECEMBER 31, 2000


Gentlemen:

This letter is written with regard to your proposed sublease of approximately 21,636 square feet of space (as shown on EXHIBIT A attached hereto) (the "Sublet Premises") of the 45,000 square feet of space leased by Tenant at 2710 Walsh Avenue, Santa Clara, California, under Lease Agreement dated May 10, 1993 ("Master Lease"), by and between John Arrillaga Survivor's Trust (previously known as the "Arrillaga Family Trust") and Richard T. Peery Separate Property Trust ("Master Landlord"), and McAfee Associates, a Delaware corporation ("Tenant"), which Tenant is proposing to sublease to Integrated Technology Express, Inc., a California corporation ("Subtenant") on the terms and conditions set forth in the proposed Sublease dated September 17, 1997, submitted by Tenant to Master Landlord on September 19, 1997 (the "Sublease").

Pursuant to Master Lease Paragraph 16 ("Assignment and Subletting"), Master Landlord hereby approves Tenant's subleasing said space to Subtenant, under the Sublease, subject to the following terms and conditions:

1. Master Landlord's Consent shall in no way void or alter any of the terms of the Lease by and between Master Landlord and Tenant, nor shall this Consent alter or diminish in any way Tenant's obligations to Master Landlord.

2. Tenant shall not give Subtenant any rights or privileges in excess of those given Tenant under the terms of the Master Lease.

3. Master Landlord has not reviewed the terms of any agreement between Tenant and Subtenant, and in approving said Sublease, Master Landlord is in no way approving any term, covenant or condition therein contained, and said Sublease is subject and subordinate to all terms, covenants and conditions of the Master Lease. Master Landlord


                                                           Initial: [ILLEGIBLE]
                                                                    -----------
         shall not be bound by any agreement other than the terms of the Master Lease between Master Landlord and Tenant. In the event of conflict in the terms, covenants and conditions between the Sublease and the Master Lease, the terms, covenants and conditions of the Master Lease shall prevail and take precedence over said Sublease. Master Landlord does not make any warranties or representations as to the condition of the Leased Premises or the terms of the Lease between Master Landlord and Tenant. This Consent to Sublease shall in no event be construed as consent to any future sublease agreement (including any extensions and/or amendments to the current Sublease) between Tenant and Subtenant, or any other party; and any future sublease agreement (including any extensions and/or amendments to the current Sublease) between Tenant and Subtenant, or any other party shall require the prior written consent of Master Landlord.

4. A. It is agreed by all parties hereto that in the event Master Landlord terminates the Master Lease, pursuant to any right therein contained, said Sublease shall automatically terminate simultaneously with the Master Lease. Notwithstanding anything to the contrary set forth above, Master Landlord, at Master Landlord's sole option and election, may choose to allow Subtenant to remain in possession of the Sublet Premises leased under said Sublease subject to all terms, covenants and conditions of said Master Lease by giving Subtenant written notice prior to the effective date of termination of said Master Lease, of Master Landlord's election to allow Subtenant to remain in possession of the Sublet Premises in which event Subtenant shall be entitled and obligated to remain in possession of the Sublet Premises under the terms of said Sublease, subject to all terms, covenants and conditions of the Master Lease, including, without limitation to, payment of Basic Rent at the greater of: (i) the rate provided for in the Master Lease, or (ii) the rate provided for in the Sublease. Such election by Master Landlord shall not operate as a waiver of any claims Master Landlord may have against Tenant. Following such written notice by Master Landlord Subtenant shall then, as of the effective date of said termination of said Master Lease, be liable to and shall attorn in writing directly to Master Landlord as though said Sublease were executed directly between Master Landlord and Subtenant; provided, however, it is specifically agreed between the parties hereto, that whether Master Landlord elects to allow Subtenant to remain in possession of the Sublet Premises under the terms of the Sublease, subject to the Master Lease, or allow said Sublease to automatically terminate simultaneously with the Master Lease, Master Landlord shall not, in any event, nor under any circumstances be responsible or liable to Subtenant for (i) the return of any security deposit paid by Subtenant to Tenant, nor shall Subtenant be given credit for any prepaid rental or other monetary consideration paid by Subtenant to Tenant under said Sublease; (ii) any other claim or damage of any kind or nature whatsoever by reason of or in connection with Master Landlord's termination of said Master Lease and/or Sublease; and
         (iii) any default of Tenant under the Sublease.

         B. In the event Master Landlord has terminated the Master Lease, and has not elected, in writing prior to the effective date of termination of said Master Lease, to allow


                                                           Initial: [ILLEGIBLE]
                                                                    -----------

         Subtenant to remain in the Sublet Premises as set forth above, said Sublease shall terminate co-terminously with the effective termination of the Master Lease automatically, without notice, and Subtenant and/or Tenant, jointly and severally, shall surrender the Sublet Premises to Master Landlord in good condition and repair as of the effective termination of the Master Lease, with Master Landlord having no obligation or liability whatsoever to Subtenant by reason of or in connection with such early termination of the Master Lease. In the event Subtenant and/or Tenant fails to timely surrender the Sublet Premises to Master Landlord in good condition and repair as of the date the Master Lease terminates, Subtenant and/or Tenant, jointly and severally, shall be liable to Master Landlord in such event for all damages, costs, claims, losses, liabilities, fees or expenses sustained by Master Landlord, including, but not limited to, loss of rental income, attorney's fees and court costs resulting from or in connection with Subtenant's failure to timely vacate the Sublet Premises and surrender the Sublet Premises to Master Landlord as of the effective termination date of said Master Lease.

         C. As a condition to Landlord's consent to the Sublease, by execution of this Consent to Sublease, Subtenant hereby agrees to be bound by the following provision in relation to both Tenant and Master Landlord:

             If Master Landlord and Tenant jointly and voluntarily elect, for any reason whatsoever, to terminate the Master Lease prior to the scheduled Master Lease Termination Date, then this Sublease (if then still in effect) shall terminate concurrently with the termination of the Master Lease. Subtenant expressly acknowledges and agrees that (1) the voluntary termination of the Master Lease by Master Landlord and Tenant and the resulting termination of this Sublease shall not give Subtenant any right or power to make any legal or equitable claim against Master Landlord or Tenant, including without limitation any claim for interference with contract or interference with prospective economic advantage, and
             (2) Subtenant hereby waives any and all rights it may have under law or at equity to challenge such an early termination of the Sublease, and unconditionally releases and relieves Master Landlord and Tenant, and their officers, directors, employees and agents, from any and all claims, demands, and/or causes of action whatsoever (collectively, "Claims"), whether such matters are known or unknown, latent or apparent, suspected or unsuspected, foreseeable or unforeseeable, which Subtenant may have arising out of or in connection with any such early termination of this Sublease. Subtenant knowingly and intentionally waives any and all protection which is or may be given by Section 1542 of the California Civil Code which provides as follows: "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with debtor."

             The term of this Sublease is therefore subject to early termination. Subtenant's initials here below evidence
             (a) Subtenant's consideration of and agreement to this


                                                           Initial: [ILLEGIBLE]
                                                                    -----------
              early termination provision, (b) Subtenant's acknowledgment that, in determining the net benefits to be derived by Subtenant under the terms of this Sublease, Subtenant has anticipated the potential for early termination, and (c) Subtenant's agreement to the general waiver and release of Claims above.

               Initials: [ILLEGIBLE]               Initials: [ILLEGIBLE]
                         ------------                        -----------
                          Subtenant                             Tenant

5. In consideration of Master Landlord's consent to the Sublease, Tenant irrevocably assigns to Master Landlord, as security for Tenant's obligations under this Lease, all rent and income payable to Tenant under the Sublease. Therefore Master Landlord may collect all rent due under the Sublease and apply it towards Tenant's obligations under the Master Lease. Tenant and Subtenant agree to pay same to Master Landlord upon demand without further consent of Tenant and Subtenant required; provided, however, that until the occurrence of a default by Tenant under the Master Lease, Tenant shall have the right to collect such rent. Tenant hereby irrevocably authorizes and directs Subtenant, upon receipt of a written notice from Master Landlord stating that a default exists in the performance of Tenant's obligations under the Master Lease, to pay to Master Landlord the rents due and to become due under the Sublease. Tenant agrees that Subtenant shall have the right to rely on any such statement and request from Master Landlord, and that Subtenant shall pay such rents to Master Landlord without any obligation or right to inquire as to whether such default exists and notwithstanding any notice or claim from Tenant to the contrary. Tenant shall have no right or claim against Subtenant or Master Landlord for any such rents so paid by Subtenant to Master Landlord. It is further agreed between the parties hereto that neither Tenant's assignment of such rent and income, nor Master Landlord's acceptance of any payment of rental or other sum due by Subtenant to Tenant under said sublease, whether payable directly to Master Landlord or endorsed to Master Landlord by Tenant, shall in any way nor in any event be construed as creating a direct contractual relationship between Master Landlord and Subtenant, unless the Parties expressly so agree in writing and such acceptance shall be deemed to be an accommodation by Master Landlord to, and for the convenience of, Tenant and Subtenant. Any direct contractual agreement between Master Landlord and Subtenant must be in writing.

6. Pursuant to the provisions of Paragraph 16 entitled "Assignment and Subletting" of the Master Lease, Master Landlord hereby requires Tenant to pay to Master Landlord, as Additional Rent, all rents and/or additional consideration received by Tenant from said Sublease in excess of the Basic Rent payable to Master Landlord in said Lease (hereinafter referred to as "Excess Rent"). Tenant and Subtenant acknowledge that any Excess Rent is owed to Master Landlord and Tenant hereby agrees to pay any Excess Rent to Master Landlord as due under said Sublease. Tenant and Subtenant represent and warrant to Master Landlord that: (1) the information to be completed and provided by Tenant and Subtenant on the attached EXHIBIT B "Summary of Amounts/Consideration
                                                           Initial: [ILLEGIBLE]
         to be Paid by Subtenant" accurately represents amounts to be paid by Subtenant under said Sublease; (2) no additional consideration is due Tenant under said Sublease, other than the additional consideration (if any) identified on EXHIBIT B; and (3) no changes in the terms and/or conditions of said Sublease shall be made without Master Landlord's prior written approval.

7. This Paragraph 7 shall amend the provisions of Lease Paragraph 36 ("Limitation of Liability"). Tenant and Subtenant, and all successors and assigns, covenant and agree, that in the event of any actual or alleged failure, breach or default hereunder, or under the Master Lease, by Landlord, the sole and exclusive remedy shall be against Landlord's interest in the Premises.

8. Tenant and Subtenant shall be jointly and severally responsible for the obligations of Tenant under Lease Paragraph 50 ("Hazardous Materials").

9. This Consent is conditional upon Master Landlord's receipt of Master Landlord's reasonable costs and attorney's fees, to which Master Landlord is entitled under Paragraph 16 of the Master Lease. Tenant shall pay such fees and costs to Landlord, pursuant to the invoice provided to Tenant by Landlord with this Consent, upon execution of this Consent by Tenant and Subtenant.

8. This Consent to Sublease shall only be considered effective, and Master Landlord's consent to the Sublease given, when (i) Landlord receives payment from Tenant of Landlord's costs, and (ii) this Letter
         Agreement is executed by Master Landlord, Tenant, and Subtenant, and Guarantors (if any) under the Master Lease.

Please execute this letter in the space provided below, obtain the signature of Subtenant, and return all copies to our office no later than October 5, 1997. IN THE EVENT TENANT FAILS TO RETURN THE FULLY EXECUTED DOCUMENTS TO LANDLORD BY OCTOBER 5, 1997, THIS CONSENT SHALL BE AUTOMATICALLY RESCINDED, IN WHICH EVENT, TENANT SHALL BE REQUIRED TO RESUBMIT ITS REQUEST IN THE EVENT TENANT DESIRES TO GO FORWARD WITH SAID SUBLEASE. A fully executed copy will be returned to you after execution by the Master Landlord.

                                                     Very truly yours,

                                                     PEERY/ARRILLAGA

                                                     By /s/  John Arrillaga
                                                       ----------------------
                                                         John Arrillaga

(SIGNATURES CONTINUED ON FOLLOWING PAGE)

                                                           Initial: [ILLEGIBLE]

THE UNDERSIGNED Tenant and Subtenant do hereby jointly and severally agree to the terms and conditions of this Consent to Sublease.

TENANT:                                     SUBTENANT:

MCAFEE ASSOCIATES                           INTEGRATED TECHNOLOGY EXPRESS, INC
a California corporation                    a California corporation

By  /s/ [ILLEGIBLE]                         By /s/ Daniel Chen
  ------------------------                    -----------------------------

Print Name  [ILLEGIBLE]                     Print Name  DANIEL CHEN
          ----------------------                      ------------------------

Title   CFO                                 Title    CEO
     ---------------------                       --------------------------


                                                           Initial: [ILLEGIBLE]

                                   EXHIBIT A

                                  [BLUEPRINT]

                          2710 WALSH AVENUE, SANTA CLARA
                                   FIRST FLOOR
                                 21,636 SQ. FT.

                                  [FLOOR PLAN]


                                  SECOND FLOOR

          |                            |                              |
          |< --- 13,566 Sq. Ft. --- >  |     < --- 9,798 Sq. Ft. --- >|
          |                            |                              |
                                       |
                                       |

                                  [FLOOR PLAN]


                                                                    EXHIBIT "B"

                                  EXHIBIT "C"

[LETTERHEAD]

July 17, 1997

Mr. Evan Collins
McAFEE ASSOCIATES
2805 Bowers Avenue
Santa Clara, CA 95051

Re: CONSENT TO SUBLEASE                  , A CALIFORNIA
CORPORATION

Gentlemen:

This letter is written with regard to your proposed sublease of approximately square feet of space (as shown on EXHIBIT A attached hereto) (the "Sublet Premises") of the 45,000 square feet of space leased by Tenant at 2710 Walsh Avenue, Santa Clara, California, under Lease Agreement dated May 10, 1993 ("Master Lease"), by and between John Arrillaga Survivor's Trust (previously known as the "Arrillaga Family Trust") and Richard T. Peery Separate Property Trust ("Master Landlord"), and McAfee Associates, a Delaware corporation ("Tenant"), which Tenant is proposing to sublease to Pipelinks, Inc., a California corporation ("Subtenant") on the terms and conditions set forth in the proposed Sublease dated June 20, 1997, submitted by Tenant to Master Landlord on June 27, 1997 (the "Sublease").

Master Landlord hereby approves Tenant's subleasing said space to Subtenant, under the Sublease, subject to the following terms and conditions:

1. Master Landlord's Consent shall in no way void or alter any of the terms of the Lease by and between Master Landlord and Tenant, nor shall this Consent alter or diminish in any way Tenant's obligations to Master Landlord.

2. Tenant shall not give Subtenant any rights or privileges in excess of those given Tenant under the terms of the Master Lease.

3. Master Landlord has not reviewed the terms of any agreement between Tenant and Subtenant, and in approving said Sublease, Master Landlord is in no way approving any term, covenant or condition therein contained, and said Sublease is subject and subordinate to all terms, covenants and conditions of the Master Lease. Master Landlord shall not be bound by any agreement other than the terms of the Master Lease between Master Landlord and Tenant. In the event of conflict in the terms, covenants and conditions between the Sublease and the Master Lease, the terms, covenants and conditions of the Master Lease shall prevail and take precedence over said Sublease. Master Landlord does not make any warranties or representations as to the condition of the Leased Premises or the terms of the Lease between Master Landlord and Tenant. This Consent to Sublease shall in no event be construed as consent to any future sublease


                                  EXHIBIT "C"


                                                           Initial: [ILLEGIBLE]
                                                                    -----------
         agreement (including any extensions and/or amendments to the current Sublease) between Tenant and Subtenant, or any other party; and any future sublease agreement (including any extensions and/or amendments to the current Sublease) between Tenant and Subtenant, or any other party shall require the prior written consent of Master Landlord.

4.       A.     It is agreed by all parties hereto that in the event Master
         Landlord terminates the Master Lease, pursuant to any right therein contained, said Sublease shall automatically terminate simultaneously with the Master Lease. Notwithstanding anything to the contrary set forth above, Master Landlord, at Master Landlord's sole option and election, may choose to allow Subtenant to remain in possession of the Sublet Premises leased under said Sublease subject to all terms, covenants and conditions of said Master Lease by giving Subtenant written notice prior to the effective date of termination of said Master Lease, of Master Landlord's election to allow Subtenant to remain in possession of the Sublet Premises in which event Subtenant shall be entitled and obligated to remain in possession of the Sublet Premises under the terms of said Sublease, subject to all terms, covenants and conditions of the Master Lease, including, without limitation to, payment of Basic Rent at the greater of: (i) the rate provided for in the Master Lease, or (ii) the rate provided for in the Sublease. Such election by Master Landlord shall not operate as a waiver of any claims Master Landlord may have against Tenant. Following such written notice by Master Landlord Subtenant shall then, as of the effective date of said termination of said Master Lease, be liable to and shall attorn in writing directly to Master Landlord as though said Sublease were executed directly between Master Landlord and Subtenant; provided, however, it is specifically agreed between the parties hereto, that whether Master Landlord elects to allow Subtenant to remain in possession of the Sublet Premises under the terms of the Sublease, subject to the Master Lease, or allow said Sublease to automatically terminate simultaneously with the Master Lease, Master Landlord shall not, in any event, nor under any circumstances be responsible or liable to Subtenant for (i) the return of any security deposit paid by Subtenant to Tenant, nor shall Subtenant be given credit for any prepaid rental or other monetary consideration paid by Subtenant to Tenant under said Sublease; (ii) any other claim or damage of any kind or nature whatsoever by reason of or in connection with Master Landlord's termination of said Master Lease and/or Sublease; and (iii) any default of Tenant under the Sublease.

         B. In the event Master Landlord has terminated the Master Lease, and has not elected, in writing prior to the effective date of termination of said Master Lease, to allow Subtenant to remain in the Sublet Premises as set forth above, said Sublease shall terminate co-terminously with the effective termination of the Master Lease automatically, without notice, and Subtenant and/or Tenant, jointly and severally, shall surrender the Sublet Premises to Master Landlord in good condition and repair as of the effective termination of the Master Lease, with Master Landlord having no obligation or liability whatsoever to Subtenant by reason of or in connection with such early termination of the Master Lease. In the event Subtenant and/or Tenant fails to timely


                                                           Initial: [ILLEGIBLE]
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

         surrender the Sublet Premises to Master Landlord in good condition and repair as of the date the Master Lease terminates, Subtenant and/or Tenant, jointly and severally, shall be liable to Master Landlord in such event for all damages, costs, claims, losses, liabilities, fees or expenses sustained by Master Landlord, including, but not limited to, loss of rental income, attorney's fees and court costs resulting from or in connection with Subtenant's failure to timely vacate the Sublet Premises and surrender the Sublet Premises to Master Landlord as of the effective termination date of said Master Lease.

         C. As a condition to Landlord's consent to the Sublease, by execution of this Consent to Sublease, Subtenant hereby agrees to be bound by the following provision in relation to both Tenant and Master Landlord:

                If Master Landlord and Tenant jointly and voluntarily elect, for any reason whatsoever, to terminate the Master Lease prior to the scheduled Master Lease Termination Date, then this Sublease (if then still in effect) shall terminate concurrently with the termination of the Master Lease. Subtenant expressly acknowledges and agrees that (1) the voluntary termination of the Master Lease by Master Landlord and Tenant and the resulting termination of this Sublease shall not give Subtenant any right or power to make any legal or equitable claim against Master Landlord or Tenant, including without limitation any claim for interference with contract or interference with prospective economic advantage, and (2) Subtenant hereby waives any and all rights it may have under law or at equity to challenge such an early termination of the Sublease, and unconditionally releases and relieves Master Landlord and Tenant, and their officers, directors, employees and agents, from any and all claims, demands, and/or causes of action whatsoever (collectively, "Claims"), whether such matters are known or unknown, latent or apparent, suspected or unsuspected, foreseeable or unforeseeable, which Subtenant may have arising out of or in connection with any such early termination of this Sublease. Subtenant knowingly and intentionally waives any and all protection which is or may be given by Section 1542 of the California Civil Code which provides as follows: "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with debtor."

                The term of this Sublease is therefore subject to early termination. Subtenant's initials here below evidence (a) Subtenant's consideration of and agreement to this early termination provision, (b) Subtenant's acknowledgment that, in determining the net benefits to be derived by Subtenant under the terms of this Sublease, Subtenant has anticipated the potential for early termination, and (c) Subtenant's agreement to the general waiver and release of Claims above.

                Initials: [ILLEGIBLE]               Initials: [ILLEGIBLE]
                          -----------                         -----------
                           Subtenant                             Tenant


                                                           Initial: [ILLEGIBLE]
                                                                    -----------

5. In consideration of Master Landlord's consent to the Sublease, Tenant irrevocably assigns to Master Landlord, as security for Tenant's obligations under this Lease, all rent and income payable to Tenant under the Sublease. Therefore Master Landlord may collect all rent due under the Sublease and apply it towards Tenant's obligations under the Master Lease. Tenant and Subtenant agree to pay same to Master Landlord upon demand without further consent of Tenant and Subtenant required; provided, however, that until the occurrence of a default by Tenant under the Master Lease, Tenant shall have the right to collect such rent. Tenant hereby irrevocably authorizes and directs Subtenant, upon receipt of a written notice from Master Landlord stating that a default exists in the performance of Tenant's obligations under the Master Lease, to pay to Master Landlord the rents due and to become due under the Sublease. Tenant agrees that Subtenant shall have the right to rely on any such statement and request from Master Landlord, and that Subtenant shall pay such rents to Master Landlord without any obligation or right to inquire as to whether such default exists and notwithstanding any notice or claim from Tenant to the contrary. Tenant shall have no right or claim against Subtenant or Master Landlord for any such rents so paid by Subtenant to Master Landlord. It is further agreed between the parties hereto that neither Tenant's assignment of such rent and income, nor Master Landlord's acceptance of any payment of rental or other sum due by Subtenant to Tenant under said sublease, whether payable directly to Master Landlord or endorsed to Master Landlord by Tenant, shall in any way nor in any event be construed as creating a direct contractual relationship between Master Landlord and Subtenant, unless the Parties expressly so agree in writing and such acceptance shall be deemed to be an accommodation by Master Landlord to, and for the convenience of, Tenant and Subtenant. Any direct contractual agreement between Master Landlord and Subtenant must be in writing.

6. Pursuant to the provisions of Paragraph 16 entitled "Assignment and Subletting" of the Master Lease, Master Landlord hereby requires Tenant to pay to Master Landlord, as Additional Rent, all rents and/or additional consideration received by Tenant from said Sublease in excess of the Basic Rent payable to Master Landlord in said Lease (hereinafter referred to as "Excess Rent"). Tenant and Subtenant acknowledge that any Excess Rent is owed to Master Landlord and Tenant hereby agrees to pay any Excess Rent to Master Landlord as due under said Sublease. Tenant and Subtenant represent and warrant to Master Landlord that: (1) the information to be completed and provided by Tenant and Subtenant on the attached EXHIBIT B "Summary of Amounts/Consideration to be Paid by Subtenant" accurately represents amounts to be paid by Subtenant under said Sublease; (2) no additional consideration is due Tenant under said Sublease, other than the additional consideration (if any) identified on EXHIBIT B; and (3) no changes in the terms and/or conditions of said Sublease shall be made without Master Landlord's prior written approval.

                                                           Initial: [ILLEGIBLE]

7. This Consent is conditional upon Master Landlord's receipt of Master Landlord's reasonable costs and attorney's fees, to which Master Landlord is entitled under Paragraph 16 of the Master Lease. Tenant shall pay such fees and costs to Landlord, pursuant to the invoice provided to Tenant by Landlord with this Consent, upon execution of this Consent by Tenant and Subtenant.

8. This Consent to Sublease shall only be considered effective, and Master Landlord's consent to the Sublease given, when (i) Landlord receives payment from Tenant of Landlord's costs, and (ii) this Letter Agreement is executed by Master Landlord, Tenant, and Subtenant, and Guarantors (if any) under the Master Lease.

Please execute this letter in the space provided below, obtain the signature of Subtenant, and return all copies to our office no later than July 31, 1997. IN THE EVENT TENANT FAILS TO RETURN THE FULLY EXECUTED DOCUMENTS TO LANDLORD BY JULY 31, 1997, THIS CONSENT SHALL BE AUTOMATICALLY RESCINDED, IN WHICH EVENT, TENANT SHALL BE REQUIRED TO RESUBMIT ITS REQUEST IN THE EVENT TENANT DESIRES TO GO FORWARD WITH SAID SUBLEASE. A fully executed copy will be returned to you after execution by the Master Landlord.

                                        Very truly yours,

                                        PEERY/ARRILLAGA

                                        By /s/ John Arrillaga
                                          ---------------------------
                                           John Arrillaga

THE UNDERSIGNED Lessee and Subtenant do hereby jointly and severally agree to the terms and conditions of this Consent to Sublease.

TENANT:                                 SUBTENANT:

MCAFEE ASSOCIATES
a California corporation                a California corporation

By /s/ [ILLEGIBLE]                      By /s/ [ILLEGIBLE]
  ---------------------------             -----------------------------

Print Name   [ILLEGIBLE]                Print Name
          -------------------                     ---------------------

Title         CFO                       Title         CFO
     ------------------------                --------------------------

                                                           Initial: [ILLEGIBLE]

                           AMENDMENT TO SUBLEASE NO. 1

This AMENDMENT TO SUBLEASE NO. 1 is made and entered into this day    of
September, 1998, by and between NETWORK ASSOCIATES, INC. (doing business as Network Associates, Inc. for interstate business and known as Delaware Network Associates, for California intrastate business), as successor-in interest to MCAFEE ASSOCIATES, INC. a Delaware corporation, with its principal offices at 3965 Freedom Circle, Santa Clara, CA 95054 ("SUBLANDLORD") and INTEGRATED TECHNOLOGY EXPRESS, INC., a California corporation with its principal offices at 2710 Walsh Avenue, Suite 100, Santa Clara, CA 95054 ("SUBTENANT").

                                    RECITALS

A. Whereas, by the SUBLEASE AGREEMENT ("SUBLEASE") dated September 17, 1997, SUBLANDLORD subleased to SUBTENANT approximately 21,636 square feet of that certain 45,000 square foot building located at 2710 Walsh Avenue, Santa Clara, the details of which are more particularly set forth in said September 17, 1997 SUBLEASE, and

B. Whereas, it is now the desire of the parties hereto to amend the SUBLEASE by increasing the square footage of the Premises by 9,798 square feet ("Increased Premises") effective as of the last day upon which upon mutual execution hereof by all parties, (including Master Landlord's consent thereto, of this AMENDMENT TO SUBLEASE NO. 1, and

C. Whereas, said Increased Premises are currently subleased to a third party, PipeLinks, Inc. a California corporation, and PipeLinks, Inc. desires to terminate its sublease agreement with SUBLANDLORD, and

D. Whereas, this AMENDMENT TO SUBLEASE NO. 1 is subject to and conditioned upon the following: (i) the mutual execution by SUBLANDLORD and PipeLinks of a Termination Agreement (approved and consented to in writing by Master Landlord) which effectuates the termination of the existing Sublease currently encumbering the subject Increased Premises and (ii) execution hereof by the parties hereto and obtaining Master Landlord's written consent to this AMENDMENT TO SUBLEASE NO. 1.

                                            AGREEMENT

Therefore, SUBLANDLORD AND SUBTENANT agree as follows:

1) INCREASED PREMISES: Upon the Effective Date of this AMENDMENT TO SUBLEASE NO. 1, the size of the Leased Premises described in said SUBLEASE will be increased by 9,798 +/- square feet, or from 21,636 +/- square feet to 31,434 +/- square feet

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



         of space. Total said Premises are more particularly shown within the area outlined in Yellow on Exhibit A. The Increased Premises are hereby subleased on an "as-is" basis, in its present condition and configuration. It is specifically agreed, between the parties that SUBLANDLORD shall not be required to make, nor be responsible for any cost, in connection with any repairs, restoration, maintenance and/or improvement to the Increased Premises throughout the term of the SUBLEASE. Landlord makes no warranty or representation of any kind or nature whatsoever as to the condition or repair of the Increased Premises, nor as to the use or occupancy which may be made thereof.

2) BASIC RENT SCHEDULE: The monthly Basic Rent Schedule shall be adjusted as follows:

         On October 1, 1998, the sum of Forty-Nine Thousand One Hundred Ten and 60/100 Dollars ($49,110.60) shall be due and a like sum due on the first day of each month thereafter through and including December 1, 1999. 10/1/98 - 12/31/99 $1.56/SQFT

         On January 1, 2000, the sum of Fifty Thousand One Hundred Ninety Two and 40/100 Dollars ($50,192.40) shall be due, and a like sum due on the first day of each month thereafter through and including December 1, 2000. 1/1/2000 - 12/31/2000 $1.60 SQFT

3) SECURITY DEPOSIT: Tenant's Security Deposit under the SUBLEASE shall be increased by $50,000.00 or from $100,000.00 to $150,000.00. Said increased Security Deposit due under this Sublease of $50,000.00 is payable upon SUBTENANT'S execution of this Amendment to SUBLEASE NO. 1.

4) PARKING: Effective upon the Effective Date of the Agreement, SUBTENANT'S non-exclusive parking spaces shall be increased by 37 spaces or from 80 spaces to 117 spaces.

5) ALTERATIONS: SUBLANDLORD hereby reserves the right to require the SUBTENANT to remove any alterations or improvements from the Premises upon the expiration or earlier termination of the SUBLEASE, and to repair all damage associated with said removal, and restore the Premises to its original condition existing upon the Effective Date of this Agreement.

6) NO OPTION TO EXTEND: SUBTENANT shall not have any option to extend the Term of the SUBLEASE beyond its original Term (December 31, 2000).

7) MASTER LANDLORD'S CONSENT/EFFECTIVE DATE: The parties hereby agree and acknowledge that this Agreement is subject to and conditioned upon obtaining Master Landlord's written consent and shall not be effective until the date that Master Landlord provides the parties with evidence of its written consent hereto (the "Effective Date"). If required by Master Landlord the parties agree to execute any and all documentation reasonably requested by Master Landlord necessary to effect this AMENDMENT TO SUBLEASE NO. 1.

8) BROKERAGE FEE: Upon mutual execution of this Agreement, SUBTENANT shall deposit with Catalyst Real Estate Group CRESA, (Catalyst) the sum of Twenty Six

         Thousand Nine Hundred Eighty Three and 69/100 Dollars ($26,983.69) as the real estate commission due and payable in connection with this transaction. Catalyst shall hold the deposit check uncashed until the Effective Date of this Agreement. SUBTENANT agrees and acknowledges that upon the Effective Date of this Agreement, said real estate fee shall be deemed due and payable to Catalyst, and Catlyst is instructed and fully entitled to cash said deposit check and return said real estate commission.

Except as modified herein, all other terms, covenants, and conditions of said September 17, 1997 Sublease Agreement shall remain in full force and effect.

In witness whereof, Landlord and Tenant have executed this Amendment to Sublease No. 1 to Lease as of the day and year last written below.

SUBLANDLORD                                  SUBTENANT

NETWORK ASSOCIATES, INC.,                    INTEGRATED TECHNOLOGY EXPRESS, INC.
(doing business as Network Associates,       a California corporation
Inc. for Interstate business and known as Delaware Network Associates, for
California intrastate business)

By                                          By
  -------------------------------              -------------------------------

Title                                       Title
      ---------------------------                  ---------------------------

Date                                        Date
     ----------------------------                 ----------------------------


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